                      PAINEWEBBER LIFE


                      MILESTONES-SM-

                      For life's imortant
                      moments and the means
                      to afford them



[PHOTO]




                      Annual Report
                      December 31, 1996

Dear Contract Owner,

    We are pleased to present the December 31, 1996 annual report for Milestones, offered exclusively through PaineWebber. This report contains important information about the PaineWebber Series Trust, including financial statements for the fiscal year ended December 31, 1996. As you know, the PaineWebber Life Variable Annuity Account holds shares of the PaineWebber Series Trust to fund the Milestones Variable Annuity.

INVESTMENT OVERVIEW--DOMESTIC

    By the end of 1995, most investors were convinced that the Federal Reserve Board had achieved a "soft landing" for the economy, which led to a general consensus that the Fed would act again to cut short-term interest rates. By early March, however, government reports showing higher-than-expected economic growth prompted a shift in sentiment, which in turn caused a sharp drop in bond prices and ensuing stock market volatility.

    Several factors helped move stocks higher despite this volatility, including an overall positive environment for corporate earnings and profit growth as well as strong cash flows into equity mutual funds. Then, in July, a spate of disappointing earnings announcements contributed to the first meaningful overall stock market correction since 1994. This proved short-lived, however, and in August the stock market retraced much of the ground it had lost. By mid-September, as investor confidence returned, money returning to the equity markets propelled the Standard & Poor's 500, a commonly used measure of stock market performance, to record highs (a circumstance which underscores the hazards of market timing).

    Bonds did not fare as well, as ongoing uncertainty over the direction of interest rates persistently unsettled the bond market. Toward the end of the year, a moderating economy helped bolster the bond market for a short period of time; however, this was fleeting as renewed fears of an overheating economy quickly re-emerged.

INVESTMENT OVERVIEW--GLOBAL

    December capped off a strong year for equity markets worldwide. The performance of U.S. stocks was one of the more surprising developments of the year. The S&P 500 rose 23%, following a 37% gain in 1995, the best back-to-back performance since 1954-1955. U.S. investors were encouraged by the nation's economic outlook, which included few inflationary pressures. Outside the U.S., markets also finished the year up substantially. European prices were driven higher by progress towards the European Union, historically low interest rates and a stronger dollar. Japan was the world's major underperformer, with stocks declining 15.4% over the year. Despite the government's best efforts to stimulate the economy, growth has not returned to the nation, leaving investors pessimistic on that market's near-term outlook.

    Following a back-up in U.S. Treasuries early in the fiscal period, foreign bond markets performed strongly in 1996. In an environment characterized by ample liquidity, low short-term interest rates, moderate growth and low inflation, most markets rose to, or close to, historically high valuations, while yields compressed everywhere. Higher yielding markets, in particular, did well. Foreign fixed income markets were also helped by moves taken by governments to achieve fiscal austerity--moves that seem to have spread across all major markets independently of one another.

    European governments, driven by the need to achieve a currency union under terms specified in the Maastricht Treaty, decreased spending and/or increased tax revenues. Japan's government, despite years of low growth, made a decision to raise sales taxes next year. More recently, in the U.S., politicians finally appear prepared to agree on a balanced budget. At the margin, of course, tighter fiscal policies allow governments to pursue easier monetary and lower interest rate policies. In our opinion, this combination strongly contributed to bond performance this year.

MONEY MARKET PORTFOLIO

    During the year, the Fed maintained a federal funds rate of 5.25%, an indication of the Fed's perception that the economic environment had assumed a measure of stability. We anticipated this scenario and, as a result, kept the Portfolio's average weighted maturity slightly longer than those of its peers.

    As we enter the new year, the consensus seems to be for moderate gross domestic product (GDP) growth and inflation. The economy is presently characterized by slow growth and stable inflation, with interest rates varying little. Inflation, currently at 3%, seems to be at a comfort level and should persist. Overall, we expect short-term rates to remain stable for the first half of 1997. As of December 31, 1996, the federal funds rate remained at 5.25%, while commercial paper was approximately at a 5.30% discount level for the one month product, with a yield ranging from 5.75% to 5.85% for the one-year product.

    For the seven days ended December 31, 1996, the Portfolio's current yield was 4.0%, while its weighted average maturity was 41 days. Going forward, we intend to keep the weighted average maturity approximately five days above the IBC (Donaghue) average. Inflation is always a concern and, as such, will be monitored closely as it seems to be a trigger for the Fed to move rates. Investment decisions for the Fund will continue to be dominated by credit quality and liquidity. Although we are interested in maintaining higher yields, we will not do so by sacrificing the Portfolio's emphasis on security, quality and liquidity.

GROWTH PORTFOLIO

    Throughout 1996, investors' quest for liquidity continued to be a central driver of the market. Therefore, the Portfolio was overweighted in larger capitalization companies (over $1 billion stock market capitalization) for most of the year.

    With regard to sector weightings, we continued to invest the Portfolio in areas of the market that we believe are well-positioned to benefit from ongoing industry themes. Among the most notable of these themes is that of the "Information Highway," particularly given the effect the passage of the Telecommunications Bill--which effectively deregulated the communications industry--has had on Information Highway securities. Therefore, a portion of the Portfolio was invested in a number of competitive local exchange carriers--companies that provide long-distance and telecommunications services--including ICG Communications, MFS Communications (now Worldcom), Intermedia Communications and Teleport Communications. We feel that these firms have the ability to provide companies with the resources necessary to bypass more costly long-distance and telecommunications services provided by telephone companies. Wireless companies, including Omnipoint, should also benefit as they become more increasingly accepted. In regions where they are available, these companies generally offer more cost-effective and versatile services than those provided by traditional wired competitors.

    "Consolidation" was another theme that the Portfolio focused on throughout the fiscal year. An ever-increasing number of companies are finding it more economical to "buy" rather than to "build," with the results of acquisition being a larger revenue base and more efficient operating expenses. The Portfolio maintained positions in several industries that we believe may benefit from the consolidation trend, including physician practice, hospital management technology and banks.

    Finally, as the overall outlook for consumer spending remained steady, the Fund continued to invest in specialty retailers, including Staples and General Nutrition Centers.

    Going forward, we believe that a slow growth economy, a growing demand for stocks--as evidenced by continued large inflows into mutual funds and 401(k) retirement plans--and a more fiscally responsible Federal government will continue to exert a positive influence over the stock market. In order to achieve the Fund's investment objective in the current environment, we will continue to invest the portfolio in companies that we believe offer above-average earnings growth potential.

GLOBAL GROWTH PORTFOLIO

    During the first half of the fiscal year, the Portfolio's underweighted position in the strong U.S. equity market was a primary reason for the Portfolio's lackluster performance. The second half of the year was more favorable for the Portfolio, as both our international and U.S.-based holdings performed well. In Europe in particular, the stock selection process employed by GE Investment Management's (GEIM, subadviser of the portfolio) global research team--which entails searching the world for companies that are priced inexpensively relative to their long-term growth rates--identified several quality global companies based in Europe that should benefit from trends occurring there. For example, many of these companies are restructuring their operations with an increased focus on creating long-term shareholder value. The combination of business restructuring and economic reform should lead to lower long-term interest rates and higher equity valuations.

    Going forward, as we look at other markets around the world, it is becoming increasingly difficult to find bargains in the U.S. and Japan. Although we are not negative on the competitive position of U.S. companies, valuations are stretched and equities in Europe, Southeast Asia and Latin America are far more attractive. We will continue to position the Portfolio to take advantage of these compelling values and expect to benefit as many foreign-based companies strive to attain the valuation levels of U.S. companies through enhanced investor relations programs and U.S. listings.

    By region, approximately 44.3% of the Portfolio was invested in Europe, 28.2% in North America, 11.5% in Japan, 10.1% in the Pacific Rim, 4.6% in Latin America and 1.3% in South Africa.

GLOBAL INCOME PORTFOLIO

    Early in the year, the Portfolio's U.S. holdings consisted primarily of money market securities and shorter dated notes. However, we adopted a more aggressive position toward the U.S. market early in the summer, at a time when U.S. Treasuries significantly lagged other world markets. We believed U.S. bonds would appreciate if the scenario of moderating growth and low inflation occurred as outlined by Federal Reserve Board Chairman Alan Greenspan in his Humphrey-Hawkins testimony. As domestic growth did begin to slow in autumn, the Portfolio benefited from this more aggressive strategy.

    In Europe, we maintained the Portfolio's holdings to take advantage of the highly favorable bond environment which prevailed throughout the year in most markets there. The Portfolio benefited from its Spanish and Italian bond holdings as yields narrowed closer to those prevailing in traditional, low inflation 'core' European countries like Germany and France. More recently, we extended duration in UK gilts. The gilt market has lagged other markets this year, largely because the UK economic cycle is further advanced than most other economies; in fact, the UK Treasury recently had to increase its base lending rate and may need to do so again. Nevertheless, we believe the Bank of England/Treasury will conduct responsible monetary policies and will eventually manage inflation towards a long-term target of 2.5%. With yields of over 7.25%, UK bonds were among the highest yielding of the investment grade countries as of December 31, 1996.

    Present valuations in global fixed income markets point to a highly positive scenario. Based on current inflation estimates and short-term interest rates, such valuations appear justified. Yield curves in many markets, especially in Europe, are steep and support these valuations. Furthermore, relative to price levels in many equity markets, bond valuations don't appear extreme. However, with yields worldwide at low levels, risks are greater. For this reason, our most important goal in the coming year will be to identify and assess prospective risks to current valuations.

    By region, approximately 32.0% of the Portfolio was invested in Europe, 59.4% in North America, 6.0% in Australia and 2.6% in New Zealand.

STRATEGIC FIXED INCOME PORTFOLIO

    Yields on U.S. Treasury notes and bonds fell 0.25% on average during the fourth quarter of 1996, retracing some of their one percent rise in the first half of 1996. This strong showing saved bond investors from the specter of near-zero returns, though the full year's low single-digit results were a far cry from the soaring numbers posted by the U.S. fixed income markets in 1995. The interest rate declines were especially helpful to the Portfolio due to its greater-than-index duration. Also aiding performance was the Portfolio's positions in mortgage-backed securities, Treasury futures, hedged non-U.S. dollar denominated bonds and cash equivalent instruments, which created returns that placed the Portfolio well above its benchmark index, the Lehman Government/Corporate Bond Index, for 1996.

    Mortgage-backed securities added to their strong year-to-date returns via their yield premiums and relative price gains over Treasuries in the fourth quarter. Fixed-rate pass-throughs continued to benefit from the range-bound movement of Treasury yields, which drive borrowing rates for the pass-throughs' underlying mortgage loans. While both the quarter and the full year saw significant moves in rates, they were of far less magnitude than the gyrations of the 1993-95 period which led the mortgage sector to underperform. Adjustable-rate mortgage issues (ARMs) also performed strongly in 1996 as their higher yields and tightening spreads led them to outperform other short-duration instruments. As such, the Portfolio benefited from its exposure to ARMs, as well as Z-tranche Collateralized Mortgage Obligations (CMOs). Credit exposure continued to be limited as a result of PIMCO's (subadviser to the Portfolio) view that the currently narrow yield spreads to Treasuries make their risk/return profile unattractive.

    In May, PIMCO reaffirmed its long-term or secular forecast of 5%-7% for 30-year U.S. Treasury bonds. Given the recent rise in long-term interest rates to nearly 7%, PIMCO is very optimistic about the prospects for rate declines. While recent data has shown some acceleration of economic activity, PIMCO remains confident that the U.S. economy will grow less quickly than market expectations. This, together with a very benign inflation outlook, creates a backdrop for potentially attractive returns for 1997. As a result, PIMCO will continue to position the Portfolio with a bias towards a longer average maturity than its benchmark index. Security selection will remain concentrated in the mortgage sector; within this sector, PIMCO believes ARMs and Z-tranche CMOs possess the most relative value. Further declines in market volatility should allow significant outperformance of Treasuries given mortgage yield advantages; exposure to the Treasury market will continue to be realized through Treasury bond futures contracts. In the corporate market, PIMCO remains defensive as narrow yield spreads create the potential for low relative returns should the economy slow as PIMCO expects.

BALANCED PORTFOLIO

    During the 12-month period ended December 31, 1996, the expected return for stocks generally declined based on market levels and an anticipated deceleration in the momentum of earnings growth. However, the outlook for stocks continued to provide a normal equity risk premium in view of lower expected levels of short-term interest rates and a moderate pace of inflation. An ongoing sell-off in the fixed income market elevated bonds to a more attractive level than cash, prompting us to increase the Portfolio's bond allocation accordingly.

    The equity portion of the Portfolio adopted a pro-cyclical tilt early in the year, with positions in capital goods, technology and financials. In general, these sectors benefited in an environment of lower interest rates, low inflation and stable growth. Technology, in particular, experienced a sharp rebound as a result of additional good news in the form of positive earnings reports issued by several well-known companies. As the year came to a close, conflicting signals as to accelerated growth versus slow growth continued to incite volatility, prompting us to maintain a neutral stance in the Portfolio's duration.

    The bond market's volatility required us to position the Portfolio's fixed income portion more defensively by slightly reducing the Portfolio's duration and adding to its existing mortgage-backed holdings. As the fiscal year came to a close, conflicting signals as to accelerated growth versus slow growth continued to incite volatility, prompting us to maintain a neutral stance in the Portfolio's duration. As always, we continued to selectively buy and sell specific securities based on their valuations relative to the markets.

    Going forward, we continue to forecast ongoing, slower growth and benign inflation. In this environment, the portfolio will continue to seek higher returns by pursuing investments in companies with above-average earnings growth potential. In the event that equity prices do not advance as anticipated, however, our value orientation should allow us to continue to identify stocks that possess longer-term potential. As we see further evidence as to the direction of the economy, we will adjust the fixed income sector accordingly.

GROWTH AND INCOME PORTFOLIO

    Early in the year, portfolio restructuring of the Portfolio was completed, a move which proved beneficial to Portfolio performance. During this period, the Portfolio's exposure to consumer-related stocks and interest-sensitive sectors such as utilities was reduced. Additionally, in response to the market's ongoing preference for liquidity, the Portfolio increased the average stock market capitalization of its holdings.

    With regard to sectors, the Portfolio has maintained a pro-cyclical tilt, with overweighted positions in capital goods and financials. These sectors have benefited in an environment of lower interest rates, low inflation and stable growth--particularly toward the end of the year given the perception among investors that the Fed would maintain a neutral stance.

    Within technology, the Portfolio took some profits by selling Computer Associates, Quantum Corporation and U.S. Robotics. This equal-weighted the technology sector relative to the S&P 500. Conversely, we added to our capital goods sector, adding issues that we believe are undervalued. These included Ingersoll Rand and Caterpillar. We feel that in the current economic environment this sector will, in general, report better-than-expected earnings and, consequently, be a strong performer.

    Going forward, the Portfolio will continue to seek higher returns in a period of slow growth by pursuing investments in companies with above-average earnings growth potential. In the event that equity prices do not advance as anticipated, however, we believe that our value orientation should allow us to continue to identify stocks with longer-term potential.

AGGRESSIVE GROWTH PORTFOLIO

    The Portfolio performed well relative to its benchmark, the S&P Mid Cap Growth Index, which returned 18.4% for the year. The S&P 500 and the Dow Jones Industrial Average, both reflective of the large-cap stock market, returned 22.9% and 28.78%, respectively. The Russell 2000, a benchmark of small companies, finished the year with a relatively "meager" 16.5% gain.

    A friendly economic environment and continued strong demand for equities propelled stocks through 1996, confounding the post-1995 bears and pushing prices into record, albeit lofty, territory. For the first half of the year, the market was fairly broad; that is, smaller and "mid-cap" stocks kept pace with their mega-million-dollar-sized counterparts. A June-July correction, however, hit smaller and technology-oriented issues particularly hard. The market took this as a warning sign and focused on the largest, most liquid stocks for the remainder of the year.

    The longer term performance advantage of small- and mid-cap stocks over large-cap stocks occurs over cycles--there tend to be extended periods of time when small and mid-cap stocks enjoy much stronger performance than large-caps. 1996 marks the third year in a row wherein the largest companies were favored by investors, while small and mid-sized companies were virtually ignored. Going forward, however, there is every reason to believe that small- and mid-cap stocks will enjoy renewed popularity. First and foremost, our analysis indicates that the underlying earnings strength--the "engine" that drives stock prices--is much greater among the small- and mid-cap stocks. Second, the valuation that has been placed on this earnings strength is likewise much more attractive than that of the S&P 500. Over the past two years, large-cap stock prices have been driven up more by supply and demand factors than by fundamental strength or valuations. The Portfolio's subadviser, Nicholas Applegate Capital Management, believes that the market will ultimately seek and reward the compelling opportunities that abound in smaller and mid-cap stocks.

    The Portfolio was invested approximately 30% in technology, approximately 8% in health care and approximately 10% to 12% each in financial services, energy, producers/manufacturing and retail stocks.

HIGH GRADE FIXED INCOME PORTFOLIO

    With strong economic fundamentals and a neutral-to-restrictive Federal Reserve as backdrops, the bond market continued its price decline during the first half of 1996. Latent fears of future inflation, based on above-trend economic growth, pushed the yield on the 30-year Treasury bond to a high of 7.19% in mid-

June. During the year, the Portfolio amended its investment policy to enable greater flexibility in investing in investment grade corporates. While this policy adjustment did lead us to increase our corporate debt holdings, we chose to retain a significant allocation to mortgage-backed securities (MBS) given extremely attractive valuations in this sector.

    Going forward, we perceive a market that is largely range-bound; that is, that will trade in a range between 6.35% and 7.25% on the 30-year U.S. Treasury bond yield. This affirms our bias to continue to emphasize portfolio yield via corporates, MBS and agencies versus Treasuries. We believe that the economy will continue to expand, but moderately. We forecast that inflation will remain subdued, creating a stable environment for interest rates. Furthermore, the over-extension of consumers would suggest a slowing down in future spending. However, the near-term picture is not so positive. Although economic growth is moderate, the prospect of monetary tightening lurks given tightness in labor markets and the upward creep in wages. Due to these near-term bearish fundamentals and technicals, we remain somewhat defensive. However, as we see evidence confirming our longer-term outlook, we will lengthen duration in an effort to capture the next downward trend in interest rates.

CONCLUSION

    1996 was marked by volatility in most financial markets. At times like these, remember the importance of working with your Investment Executive to help you find investments that are consistent with your risk tolerance and time horizon.

    Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

          [SIG]                                [SIG]
DENNIS HESS                                    MARGO ALEXANDER
Chairman and Chief Executive Officer,          President,
PaineWebber Life Insurance Company             Mitchell Hutchins Asset Management Inc.

                                GROWTH PORTFOLIO

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN THE PORTFOLIO AND THE S&P 500 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             S&P 500 STOCK INDEX   GROWTH PORTFOLIO
5/4/1987                    10000             10000
12/31/1987                  8,770             8,848
12/31/1988                 10,216            10,484
12/31/1989                 13,444            14,514
12/31/1990                 13,025            13,331
12/31/1991                 16,976            18,944
12/31/1992                 18,268            20,044
12/31/1993                 20,101            23,961
12/31/1994                 20,374            21,186
12/31/1995                 28,003            28,071
12/31/1996                 34,418            33,319

The graph depicts the performance of the Growth Portfolio versus the Standard & Poor's 500 Stock Index. It is important to note that the Growth Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                                      AVERAGE ANNUAL TOTAL
                                                                             RETURN
                                                                   --------------------------
Twelve Months Ended 12/31/96.....................................            18.70%
Five Years Ended 12/31/96........................................            11.96%
Commencement of Operations (05/04/87) through
  12/31/96.......................................................            13.27%

Past performance is not predictive of future performance.

Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

Return on investment based on dividends paid yearly.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Towers Data Corp. and PaineWebber Inc.

                            GLOBAL GROWTH PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE PORTFOLIO AND THE MORGAN STANLEY CAPITAL WORLD INTERNATIONAL INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        MORGAN STANLEY CAPITAL WORLD INTERNATIONAL
             GLOBAL GROWTH PORTFOLIO                      INDEX
5/4/1987                      10,000                                          10,000
12/31/1987                     8,458                                           8,991
12/31/1988                    10,625                                          11,144
12/31/1989                    12,663                                          13,062
12/31/1990                    13,617                                          10,906
12/31/1991                    14,289                                          12,975
12/31/1992                    13,209                                          12,371
12/31/1993                    18,497                                          15,234
12/31/1994                    15,296                                          16,084
12/31/1995                    15,719                                          19,510
12/31/1996                    18,099                                          22,239

The graph depicts the performance of the Global Growth Portfolio versus the Morgan Stanley Capital World International Index. It is important to note that the Global Growth Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                                      AVERAGE ANNUAL TOTAL
                                                                             RETURN
                                                                   --------------------------
Twelve Months Ended 12/31/96.....................................            15.14%
Five Years Ended 12/31/96........................................            4.84%
Commencement of Operations (05/04/87) through
  12/31/96.......................................................            6.33%

Past performance is not predictive of future performance.

Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

Return on investment based on dividends paid yearly.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Towers Data Corp. and PaineWebber Inc.

                            GLOBAL INCOME PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE PORTFOLIO AND THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             GLOBAL INCOME PORTFOLIO  SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX
5/1/1988                      10,000                                         10,000
12/31/1988                    10,670                                         10,271
12/31/1989                    11,296                                         10,715
12/31/1990                    13,037                                         11,997
12/31/1991                    14,446                                         13,894
12/31/1992                    14,632                                         14,662
12/31/1993                    17,068                                         16,607
12/31/1994                    16,148                                         16,999
12/31/1995                    18,340                                         20,235
12/31/1996                    19,553                                         20,968

The graph depicts the performance of the Global Income Portfolio versus the Salomon Brothers World Government Bond Index. It is important to note that the Global Income Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                                      AVERAGE ANNUAL TOTAL
                                                                             RETURN
                                                                   --------------------------
Twelve Months Ended 12/31/96.....................................            6.62%
Five Years Ended 12/31/96........................................            6.24%
Commencement of Operations (05/01/88) through
  12/31/96.......................................................            8.04%

Past performance is not predictive of future performance.

Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

Return on investment based on dividends paid yearly.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Towers Data Corp. and PaineWebber Inc.

                        STRATEGIC FIXED INCOME PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
               PORTFOLIO AND LEHMAN BROTHERS MORTGAGE BOND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               STRATEGIC FIXED INCOME
                     PORTFOLIO              LEHMAN BROTHERS MORTGAGE BOND INDEX
7/5/89                             10,000                                 10,000
12/31/89                           10,270                                 10,571
12/31/90                           11,047                                 11,705
12/31/91                           12,716                                 13,544
12/31/92                           13,580                                 14,486
12/31/93                           15,164                                 15,478
12/31/94                           14,354                                 15,230
12/31/95                           17,011                                 17,788
12/31/96                           17,655                                 18,741

The graph depicts the performance of the Strategic Fixed Income Portfolio versus the Lehman Brothers Mortgage Bond Index. It is important to note that the Strategic Fixed Income Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                                      AVERAGE ANNUAL TOTAL
                                                                             RETURN
                                                                   --------------------------
Twelve Months Ended 12/31/96.....................................            3.79%
Five Years Ended 12/31/96........................................            6.78%
Commencement of Operations (07/05/89) through
  12/31/96.......................................................            7.88%

Past performance is not predictive of future performance.

Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

Return on investment based on dividends paid yearly.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Towers Data Corp. and PaineWebber Inc.

                               BALANCED PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                     PORTFOLIO AND THE S&P 500 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             BALANCED PORTFOLIO  S&P 500 STOCK INDEX
6/1/1988                 10,000                10,000
12/31/1988               10,540                10,885
12/31/1989               11,710                14,323
12/31/1990               12,018                13,877
12/31/1991               14,274                18,087
12/31/1992               15,012                19,463
12/31/1993               17,379                21,416
12/31/1994               15,712                21,707
12/31/1995               19,400                29,835
12/31/1996               22,628                36,496

The graph depicts the performance of the Balanced Portfolio versus the Standard & Poor's 500 Stock Index. It is important to note that the Balanced Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                                      AVERAGE ANNUAL TOTAL
                                                                             RETURN
                                                                   --------------------------
Twelve Months Ended 12/31/96.....................................            16.82%
Five Years Ended 12/31/96........................................            9.65%
Commencement of Operations (06/01/88) through
  12/31/96.......................................................            9.98%

Past performance is not predictive of future performance.

Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

Return on investment based on dividends paid yearly.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Towers Data Corp. and PaineWebber Inc.

                          GROWTH AND INCOME PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                     PORTFOLIO AND THE S&P 500 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           GROWTH AND INCOME PORTFOLIO  S&P 500 STOCK INDEX
1/2/92                          10,000                10,000
12/31/92                        10,338                10,762
12/31/93                        10,104                11,841
12/31/94                         9,480                12,001
12/31/95                        12,373                16,495
12/31/96                        15,110                20,285

The graph depicts the performance of the Growth and Income Portfolio versus the Standard & Poor's 500 Stock Index. It is important to note that the Growth and Income Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                                      AVERAGE ANNUAL TOTAL
                                                                             RETURN
                                                                   --------------------------
Twelve Months Ended 12/31/96.....................................            22.12%
Five Years Ended 12/31/96........................................             N/A
Commencement of Operations (1/2/92) through
  12/31/96.......................................................            8.62%

Past performance is not predictive of future performance.

Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

Return on investment based on dividends paid yearly.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Towers Data Corp. and PaineWebber Inc.

                          AGGRESSIVE GROWTH PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                     PORTFOLIO AND THE S&P 500 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 AGGRESSIVE GROWTH
                     PORTFOLIO           S&P 500 STOCK INDEX
11/2/1992                        10,000                10,000
12/31/1993                        9,964                10,037
12/31/1994                        9,675                10,173
12/31/1995                       11,710                13,982
12/31/1996                       14,665                17,168

The graph depicts the performance of the Aggressive Growth Portfolio versus the Standard & Poor's 500 Stock Index. It is important to note that the Aggressive Growth Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                                      AVERAGE ANNUAL TOTAL
                                                                             RETURN
                                                                   --------------------------
Twelve Months Ended 12/31/96.....................................            25.23%
Five Years Ended 12/31/96........................................             N/A
Commencement of Operations (11/02/93) through
  12/31/96.......................................................            12.87%

Past performance is not predictive of future performance.

Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

Return on investment based on dividends paid yearly.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Towers Data Corp. and PaineWebber Inc.

                       HIGH GRADE FIXED INCOME PORTFOLIO

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
            PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT BOND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            HIGH GRADE RIXED INCOME    LEHMAN BROTHERS GOVERNMENT BOND INDEX
11/8/93                       10,000                                   10,000
12/31/93                       9,939                                    9,929
12/31/94                       6,996                                    9,593
12/31/95                      10,384                                   11,352
12/31/96                      10,531                                   11,666

The graph depicts the performance of the High Grade Fixed Income Portfolio versus the Lehman Brothers Government Bond Index. It is important to note that the High Grade Fixed Income Portfolio is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                                                                      AVERAGE ANNUAL TOTAL
                                                                             RETURN
                                                                   --------------------------
Twelve Months Ended 12/31/96.....................................            1.41%
Five Years Ended 12/31/96........................................             N/A
Commencement of Operations (11/8/93) through
  12/31/96.......................................................            1.65%

Past performance is not predictive of future performance.

Performance relates to the Portfolio and does not reflect Separate Account charges applicable to variable annuity contracts.

Return on investment based on dividends paid yearly.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Source: Towers Data Corp. and PaineWebber Inc.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Portfolios of Investments
December 31, 1996
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                         MATURITY            INTEREST
  (000)                                                                          DATES               RATES           VALUE
---------                                                                 --------------------  ----------------  -----------
U.S. TREASURY & AGENCY OBLIGATIONS--2.44%
 $  300     Federal Home Loan Bank (cost--$300,000).....................  10/16/97 to 11/04/97  5.810 to 5.900%   $   300,000
                                                                                                                  -----------
BANK NOTES (DOMESTIC)--7.73%
    200     Bankamerica Corporation.....................................        07/15/97             6.000            199,949
    250     FCC National Bank...........................................        04/17/97             5.640            249,924
    500     Morgan Guaranty Trust Company...............................        01/15/97             5.250            500,017
                                                                                                                  -----------
Total Bank Notes (cost--$949,890).......................................                                              949,890
                                                                                                                  -----------
CERTIFICATES OF DEPOSIT--2.03%
YANKEE--2.03%
    250     Societe Generale (cost--$250,008)...........................        05/08/97             5.850            250,008
                                                                                                                  -----------
COMMERCIAL PAPER--73.60%
ASSET-BACKED--12.87%
    300     Asset Securitization Co-op Corporation......................        02/25/97             5.360            297,543
    362     Delaware Funding Corporation................................        01/21/97             5.750            360,844
    500     New Center Asset Trust......................................        01/29/97             5.420            497,892
    426     Triple A One Funding Corporation............................        01/07/97             5.720            425,594
                                                                                                                  -----------
                                                                                                                    1,581,873
                                                                                                                  -----------
AUTO-TRUCK--6.50%
    500     PACCAR Financial Corporation................................        01/10/97             5.380            499,328
    300     Toyota Motor Credit Company.................................        01/02/97             6.450            299,946
                                                                                                                  -----------
                                                                                                                      799,274
                                                                                                                  -----------
BANKING--11.23%
    400     B.B.V. Finance (Delaware) Incorporated......................        01/22/97             5.310            398,761
    400     Bankers Trust New York Corporation, FRN.....................        02/14/97             5.740@           400,000
    582     Unifunding..................................................        01/06/97             5.450            581,559
                                                                                                                  -----------
                                                                                                                    1,380,320
                                                                                                                  -----------
BROKER-DEALER--3.65%
    450     Merrill Lynch & Co., Incorporated...........................  01/16/97 to 02/05/97   5.330 to 5.450       448,539
                                                                                                                  -----------
CHEMICALS--4.00%
    494     Air Products & Chemicals, Incorporated......................        02/07/97             5.500            491,208
                                                                                                                  -----------
DRUGS & HEALTH CARE--3.22%
    400     Bayer Corporation...........................................        03/25/97             5.350            395,066
                                                                                                                  -----------
ELECTRONICS--7.14%
    500     Hitachi America, Limited....................................        02/12/97             5.450            496,821
    383     Toshiba America, Incorporated...............................  01/27/97 to 02/10/97   5.350 to 5.600       380,913
                                                                                                                  -----------
                                                                                                                      877,734
                                                                                                                  -----------
FINANCE-CONDUIT--6.50%
    400     Commerzbank U.S. Finance....................................        01/17/97             5.775            398,974
    400     Svenska Handelsbanken Incorporated..........................        01/16/97             5.530            399,078
                                                                                                                  -----------
                                                                                                                      798,052
                                                                                                                  -----------
FOOD, BEVERAGES & TOBACCO--4.07%
    500     American Brands Incorporated................................        01/07/97             5.420            499,548
                                                                                                                  -----------
GENERAL TRADE--1.62%
    200     Mitsubishi International Corporation........................        02/04/97             5.500            198,961
                                                                                                                  -----------
INSURANCE--5.67%
    300     Prudential Funding Corporation..............................        01/07/97             5.400            299,730
    400     USAA Capital Corporation....................................        02/14/97             5.400            397,360
                                                                                                                  -----------
                                                                                                                      697,090
                                                                                                                  -----------
MISCELLANEOUS--2.82%
    350     Beta Finance Incorporated...................................        03/17/97             5.350            346,099
                                                                                                                  -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                         MATURITY            INTEREST
  (000)                                                                          DATES               RATES           VALUE
---------                                                                 --------------------  ----------------  -----------
COMMERCIAL PAPER--(CONCLUDED)
UTILITY-ELECTRIC--4.31%
 $  530     Florida Power Corporation...................................  01/06/97 to 01/08/97  5.790 to 5.580%   $   529,509
                                                                                                                  -----------
Total Commercial Paper (cost--$9,043,273)...............................                                            9,043,273
                                                                                                                  -----------
SHORT-TERM CORPORATE OBLIGATIONS--12.23%
    500     American General Finance Corporation........................        04/01/97             5.800            500,247
  1,000     Norwest Corporation MTN.....................................        01/30/97             7.875          1,001,965
                                                                                                                  -----------
Total Short-Term Corporate Obligations (cost--$1,502,212)...............                                            1,502,212
                                                                                                                  -----------
REPURCHASE AGREEMENT--1.59%
            Repurchase Agreement dated 12/31/96 with State Street Bank &
              Trust Company, collateralized by $201,707 U.S. Treasury
              Notes, 7.250%, due 08/15/22; proceeds: $195,051
    195       (cost--$195,000)..........................................        01/02/97             4.750            195,000
                                                                                                                  -----------
Total Investments (cost--$12,240,383)--99.62%...........................                                           12,240,383

Other assets in excess of liabilities--0.38%............................                                               46,778
                                                                                                                  -----------
Net Assets--100.00%.....................................................                                          $12,287,161
                                                                                                                  -----------
                                                                                                                  -----------

---------------

@ Variable rate security--maturity date reflects earlier of reset date or maturity date. The interest rate shown is the current rate as of December 31, 1996 and resets periodically.

FRN  Floating Rate Note--The interest rate shown is as of December 31, 1996.

MTN  Medium Term Note

                       Weighted average maturity--41 days

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                 VALUE
---------                                                            -----------
COMMON STOCKS--111.07%
AGRICULTURE, FOOD & BEVERAGE--1.74%
  12,000   The Coca-Cola Company...................................  $   631,500
                                                                     -----------
APPAREL, RETAIL--1.58%
  25,000   Loehmanns Incorporated*.................................      575,000
                                                                     -----------
APPAREL, TEXTILES--1.31%
   8,000   Nike Incorporated.......................................      478,000
                                                                     -----------
BANKS--4.96%
   5,000   Bank of Boston Corporation..............................      321,250
  10,000   The Bank of New York Company Incorporated...............      337,500
  10,000   CCB Financial Corporation...............................      682,500
   5,200   Chase Manhattan Corporation.............................      464,100
                                                                     -----------
                                                                       1,805,350
                                                                     -----------
CHEMICALS--3.34%
   9,800   IMC Global Incorporated.................................      383,425
  20,000   Sealed Air Corporation*.................................      832,500
                                                                     -----------
                                                                       1,215,925
                                                                     -----------
COMPUTER HARDWARE--5.94%
   6,500   3Com Corporation*.......................................      476,937
  12,000   Cisco Systems Incorporated*.............................      763,500
  20,000   EMC Corporation*........................................      662,500
  10,000   Sun Microsystems Incorporated*..........................      256,875
                                                                     -----------
                                                                       2,159,812
                                                                     -----------
COMPUTER SOFTWARE--5.11%
  40,000   Excalibur Technologies Corporation*.....................      630,000
  70,000   Playnet Technologies Incorporated* (2)..................      350,000
  15,926   Sterling Commerce Incorporated*.........................      561,392
  10,000   Sterling Software Incorporated*.........................      316,250
                                                                     -----------
                                                                       1,857,642
                                                                     -----------
DEFENSE/AEROSPACE--1.62%
   3,000   McDonnell Douglas Corporation...........................      192,000
   6,000   United Technologies Corporation.........................      396,000
                                                                     -----------
                                                                         588,000
                                                                     -----------
DRUGS & MEDICINE--9.75%
  80,000   4Health Incorporated*...................................      440,000
  18,200   Columbia Laboratories Incorporated......................      263,900
  14,000   Elan Corporation plc, ADS* (1)..........................      465,500
  25,000   Entremed Incorporated*..................................      406,250
   5,000   R.P. Scherer Corporation*...............................      251,250
  18,000   Teva Pharmaceutical Industries Limited, ADS.............      904,500
  10,000   Triangle Pharmaceuticals Incorporated*..................      228,750
  13,000   Watson Pharmaceuticals, Incorporated*...................      584,187
                                                                     -----------
                                                                       3,544,337
                                                                     -----------
ENTERTAINMENT--7.63%
  25,000   Cinar Films Incorporated*...............................      650,000
  50,000   Florida Panthers Holdings Incorporated* (1).............      862,500
  30,000   Ticketmaster Group Incorporated*........................      363,750
  20,000   Time Warner Incorporated................................      750,000
   5,000   Young Broadcasting Inc.*................................      146,250
                                                                     -----------
                                                                       2,772,500
                                                                     -----------
ENVIRONMENTAL SERVICES--4.67%
  54,400   Republic Industries Incorporated*.......................    1,696,600
                                                                     -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                 VALUE
---------                                                            -----------
COMMON STOCKS--(CONTINUED)
FINANCIAL SERVICES--4.30%
   2,000   Federal Home Loan Mortgage Corporation..................  $   220,250
  20,000   Federal National Mortgage Association...................      745,000
  10,000   Moneygram Payment Systems Incorporated*.................      132,500
   5,000   Student Loan Marketing Association......................      465,625
                                                                     -----------
                                                                       1,563,375
                                                                     -----------
FOOD RETAIL--0.59%
   5,000   Safeway Incorporated*...................................      213,750
                                                                     -----------

FOREST PRODUCTS, PAPER--1.37%
   3,000   Fibreboard Corporation*.................................      101,250
  30,000   Universal Forest Products Incorporated..................      397,500
                                                                     -----------
                                                                         498,750
                                                                     -----------
HOTELS--6.53%
  40,000   Extended Stay America Incorporated*.....................      805,000
  19,000   HFS Incorporated*.......................................    1,135,250
  20,000   Mirage Resorts, Incorporated*...........................      432,500
                                                                     -----------
                                                                       2,372,750
                                                                     -----------
HOUSEHOLD PRODUCTS--1.31%
   3,000   Premark International Incorporated*.....................       66,750
   3,000   Tupperware Corporation..................................      160,875
  15,000   Viad Corporation........................................      247,500
                                                                     -----------
                                                                         475,125
                                                                     -----------
INDUSTRIAL SERVICES/SUPPLIES--1.04%
   7,650   Accustaff Incorporated..................................      161,606
  20,000   Data Documents Incorporated*............................      217,500
                                                                     -----------
                                                                         379,106
                                                                     -----------
INFORMATION & COMPUTER SERVICES--2.79%
  10,000   First Data Corporation..................................      365,000
   7,500   Outdoor Systems Incorporated*...........................      210,938
  12,500   Princeton Video Image Incorporated (2)..................      437,500
                                                                     -----------
                                                                       1,013,438
                                                                     -----------
LEISURE--3.76%
  15,000   Family Golf Centers Incorporated (1)....................      451,875
  29,100   Norwood Promotional Products, Incorporated*.............      531,075
  38,500   Rawlings Sporting Goods Company Incorporated*...........      385,000
                                                                     -----------
                                                                       1,367,950
                                                                     -----------
LIFE INSURANCE--1.98%
  20,000   PennCorp Financial Group, Incorporated..................      720,000
                                                                     -----------

LONG DISTANCE & PHONE COMPANIES--6.18%
   5,000   Brooks Fiber Properties Incorporated*...................      127,500
   2,500   Colt Telecom Group plc..................................       48,125
  38,461   ICG Communications Incorporated*........................      677,875
   2,500   McLeod Incorporated*....................................       63,750
  15,000   Teleport Communications*................................      457,500
  16,000   Worldcom Incorporated...................................      872,000
                                                                     -----------
                                                                       2,246,750
                                                                     -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                 VALUE
---------                                                            -----------
COMMON STOCKS--(CONTINUED)
MANUFACTURING--HIGH TECHNOLOGY--6.33%
  17,000   Belden, Incorporated....................................  $   629,000
   2,200   Boston Communications Group*............................       12,650
   3,000   LCC International Incorporated*.........................       55,500
  40,000   Noel Group, Incorporated*...............................      280,000
  10,000   Superior Telecom Incorporated*..........................      203,750
   5,000   U.S. Robotics Corporation*..............................      360,000
  25,000   Waters Corporation*.....................................      759,375
                                                                     -----------
                                                                       2,300,275
                                                                     -----------
MEDIA--7.09%
  30,000   Ascent Entertainment Group Incorporated*................      483,750
  31,500   Comcast Corporation, Class A Special....................      561,094
   4,000   Cox Radio Incorporated*.................................       70,000
  26,666   International CableTel Incorporated*....................      673,316
  15,000   Liberty Media Group, Series A*..........................      428,438
   7,500   Universal Outdoor Holdings Incorporated*................      176,250
   5,000   Univision Communications Incorporated*..................      185,000
                                                                     -----------
                                                                       2,577,848
                                                                     -----------
MEDICAL PRODUCTS--2.07%
  75,000   Humascan Incorporated*..................................      421,875
  15,000   VISX, Incorporated*.....................................      331,875
                                                                     -----------
                                                                         753,750
                                                                     -----------
MEDICAL PROVIDERS--4.06%
  11,250   Columbia Healthcare Corporation.........................      458,438
  10,000   Pharmaceutical Product Development Incorporated*........      252,500
  27,000   Phycor Incorporated*....................................      766,125
                                                                     -----------
                                                                       1,477,063
                                                                     -----------
MINING & METALS--1.75%
   7,500   Potash Corporation of Saskatchewan Incorporated.........      637,500
                                                                     -----------
MOTOR VEHICLES--0.08%
     900   Lear Corporation*.......................................       30,713
                                                                     -----------

OIL SERVICES--2.30%
  10,000   Camco International Incorporated........................      461,250
   6,000   Transocean Offshore Incorporated........................      375,750
                                                                     -----------
                                                                         837,000
                                                                     -----------
OTHER INSURANCE--0.83%
   5,000   ACE Limited.............................................      300,625
                                                                     -----------

PUBLISHING--1.03%
  25,000   Getty Communications plc*...............................      375,000
                                                                     -----------
REAL PROPERTY--0.76%
   5,000   Starwood Lodging Trust..................................      275,625
                                                                     -----------

SECURITIES & ASSET MANAGEMENT--0.74%
  10,000   Amresco Incorporated*...................................      267,500
                                                                     -----------

SPECIALTY RETAIL--5.70%
  25,000   General Nutrition Companies Incorporated*...............      421,875
  53,000   Staples, Incorporated*..................................      957,312
  26,000   Viking Office Products, Incorporated*...................      693,875
                                                                     -----------
                                                                       2,073,062
                                                                     -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                 VALUE
---------                                                            -----------
COMMON STOCKS--(CONCLUDED)
WIRELESS TELECOMMUNICATIONS--0.83%
   5,000   APT Satellite Holdings Ltd*.............................  $    70,000
   5,000   Omnipoint Corporation*..................................       96,250
  15,000   Viatel Incorporated*....................................      135,000
                                                                     -----------
                                                                         301,250
                                                                     -----------
Total Common Stocks (cost--$25,522,912)............................   40,382,871
                                                                     -----------
PREFERRED STOCK--0.49%
MEDIA--0.49%
  10,000   The News Corporation Limited, ADR (1)
             (cost--$176,850)......................................      176,250
                                                                     -----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--5.03%
MONEY MARKET FUNDS--5.03%
1,413,200  Liquid Assets Portfolio.................................    1,413,200
 415,800   TempCash Portfolio......................................      415,800
                                                                     -----------
Total Money Market Funds (cost--$1,829,000)........................    1,829,000
                                                                     -----------

  PRINCIPAL
   AMOUNT                                                               MATURITY              INTEREST
    (000)                                                                DATES                  RATES
  ---------                                                       --------------------  ---------------------
  U.S. GOVERNMENT OBLIGATIONS--5.47%
   $2,000     U.S. Treasury Bills (cost--$1,990,320)............        02/06/97               4.840%             1,990,320
                                                                                                                -----------
  REPURCHASE AGREEMENT--2.31%
      840     Repurchase Agreement dated 12/31/96 with State
                Street Bank & Trust Company, collateralized
                by $868,892 U.S. Treasury Notes, 7.250%,
                due 08/15/22; proceeds: $840,222
                (cost--$840,000)................................        01/02/97                4.750               840,000
                                                                                                                -----------
  Total Investments (cost--$30,359,082)--124.37%................                                                 45,218,441

  Liabilities in excess of other assets--(24.37)%...............                                                 (8,861,727)
                                                                                                                -----------
  Net Assets--100.00%...........................................                                                $36,356,714
                                                                                                                -----------
                                                                                                                -----------

---------------

*     Non-income producing security

ADR  American Depositary Receipts

ADS   American Depositary Shares

(1)    Security, or a portion thereof, was loaned at December 31, 1996.

(2)    Illiquid securities represent 2.17% of Net Assets.

                 See accompanying notes to financial statements

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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                VALUE
----------                                                           -----------
COMMON STOCKS--95.07%
AUSTRALIA--1.25%
FOOD--1.25%
  179,829   Burns Philip & Company, Limited........................  $   320,179
                                                                     -----------
AUSTRIA--1.94%
ENGINEERING SERVICES--1.59%
    2,606   VA Technologie AG......................................      409,004
                                                                     -----------
SERVICES--0.35%
    1,775   Flughafen Wien AG......................................       90,483
                                                                     -----------
Total Austria Common Stocks........................................      499,487
                                                                     -----------
FINLAND--0.95%
MANUFACTURING--0.95%
   14,032   Valmet Corporation.....................................      245,255
                                                                     -----------
FRANCE--7.15%
AUTOMOTIVE--1.01%
    4,200   Valeo SA...............................................      259,035
                                                                     -----------
CAPITAL GOODS--0.75%
    2,041   Technip SA/Compagnie Francaise.........................      191,571
                                                                     -----------
ENERGY--1.84%
    5,814   Total SA (Class B).....................................      472,874
                                                                     -----------
PRODUCERS' GOODS--1.46%
   14,314   Coflexip SA ADR*.......................................      375,743
                                                                     -----------
RETAIL--2.09%
      826   Carrefour SA...........................................      537,453
                                                                     -----------
Total France Common Stocks.........................................    1,836,676
                                                                     -----------
GERMANY--4.60%
CHEMICALS--0.58%
    3,875   BASF AG................................................      149,279
                                                                     -----------
ENERGY--1.30%
    5,795   Veba AG................................................      335,167
                                                                     -----------
MACHINERY (DIVERSIFIED)--1.31%
      774   Mannesmann AG..........................................      335,494
                                                                     -----------
MEDICAL EQUIPMENT--0.47%
    1,425   Fresenius Medical AG...................................      121,960
                                                                     -----------
PHARMACEUTICAL--0.94%
    3,757   Gehe AG................................................      240,488
                                                                     -----------
Total Germany Common Stocks........................................    1,182,388
                                                                     -----------
HONG KONG--4.35%
BROADCASTING--0.48%
   31,000   Television Broadcasting Limited........................      123,848
                                                                     -----------
FINANCIAL SERVICES--2.12%
   25,393   HSBC Holdings..........................................      543,350
                                                                     -----------
RETAIL--1.03%
  311,000   Giordano Holdings Limited..............................      265,382
                                                                     -----------
UTILITIES--0.72%
   79,000   Consolidated Electric Power Asia.......................      185,384
                                                                     -----------
Total Hong Kong Common Stocks......................................    1,117,964
                                                                     -----------

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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                VALUE
----------                                                           -----------
COMMON STOCKS--(CONTINUED)
INDONESIA--1.30%
AUTOMOTIVE--1.30%
   72,000   Astra International....................................  $   198,137
  105,767   Steady Safe............................................      135,455
                                                                     -----------
                                                                         333,592
                                                                     -----------
ITALY--4.29%
BANKING--0.66%
   15,445   IMI....................................................      132,356
    1,490   Istituto Mobiliare Italiano ADR........................       38,554
                                                                     -----------
                                                                         170,910
                                                                     -----------
ELECTRIC COMPANIES--0.52%
   21,327   Edison.................................................      134,963
                                                                     -----------
FURNITURE/HOME APPLIANCES--0.72%
    7,992   Industrie Natuzzi SPA ADR..............................      183,816
                                                                     -----------
TELECOMMUNICATIONS--2.39%
  242,685   Telecom Italia Mobilare................................      613,512
                                                                     -----------
Total Italy Common Stocks..........................................    1,103,201
                                                                     -----------
JAPAN--11.48%
AUTOMOTIVE--1.68%
    9,000   Honda Motor Company....................................      257,232
   19,000   Suzuki Motor Corporation, Limited......................      173,905
                                                                     -----------
                                                                         431,137
                                                                     -----------
COMPUTER SOFTWARE & SERVICES--1.03%
        9   NTT Data Corporation...................................      263,449
                                                                     -----------
ELECTRONICS--2.45%
    6,000   Murata Manufacturing Company, Limited..................      199,465
    9,000   Omron Corporation......................................      169,415
    4,000   Rohm Company...........................................      262,499
                                                                     -----------
                                                                         631,379
                                                                     -----------
ENTERTAINMENT--0.50%
    3,800   Sega Enterprises.......................................      127,968
                                                                     -----------
FINANCIAL SERVICES--1.11%
   12,800   Credit Saison Company..................................      286,262
                                                                     -----------
OFFICE EQUIPMENT--1.55%
   18,000   Canon Incorporated.....................................      397,893
                                                                     -----------
SECURITY SERVICES--1.41%
    6,000   Secom Company, Limited.................................      363,181
                                                                     -----------
TELECOMMUNICATIONS--1.75%
       68   DDI Corporation........................................      449,771
                                                                     -----------
Total Japan Common Stocks..........................................    2,951,040
                                                                     -----------
MALAYSIA--1.00%
BANKING--1.00%
   30,600   AMMB Holdings Berhad...................................      256,868
                                                                     -----------
MEXICO--1.68%
BANKING--0.70%
   22,149   Grupo Financiero Bancomer ADR*+........................      179,407
                                                                     -----------
MEDIA--0.36%
    3,645   Grupo Televisa, S.A. de C.V. ADR.......................       93,403
                                                                     -----------

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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                VALUE
----------                                                           -----------
COMMON STOCKS--(CONTINUED)
MEXICO--(CONCLUDED)
MULTI-INDUSTRY--0.62%
   17,387   Grupo Carso, S.A. de C.V. (Series A)...................  $    92,103
    6,289   Grupo Carso, S.A. de C.V. ADR+.........................       66,035
                                                                     -----------
                                                                         158,138
                                                                     -----------
Total Mexico Common Stocks.........................................      430,948
                                                                     -----------
NETHERLANDS--2.60%
ENTERTAINMENT--0.84%
    4,232   Polygram...............................................      215,706
                                                                     -----------
FINANCIAL SERVICES--1.76%
   12,586   Internationale Nederlanden Groep N.V. .................      453,431
                                                                     -----------
Total Netherlands Common Stocks....................................      669,137
                                                                     -----------
NORWAY--1.79%
ENERGY SERVICES--1.79%
   11,865   Petroleum Geo-Service (1)..............................      460,376
                                                                     -----------
PANAMA--1.04%
AGRICULTURE, FOOD & BEVERAGES--0.55%
    3,011   Panamerican Beverages, Incorporated ADR................      141,141
                                                                     -----------
BANKS--0.49%
    2,492   Banco Latinoamericano De Expires ADR...................      126,469
                                                                     -----------
Total Panama Common Stocks.........................................      267,610
                                                                     -----------
PERU--0.80%
TELECOMMUNICATIONS--0.80%
   10,949   Telefonica Del Peru S.A. ADR...........................      206,662
                                                                     -----------
PHILIPPINES--1.77%
AGRICULTURE, FOOD & BEVERAGES--1.31%
   76,320   San Miguel Corporation.................................      336,621
                                                                     -----------
TELECOMMUNICATIONS--0.46%
  138,900   Philippino Telephone...................................      117,510
                                                                     -----------
Total Philippines Common Stocks....................................      454,131
                                                                     -----------
PORTUGAL--0.39%
TELECOMMUNICATIONS--0.39%
    1,572   Telecel Comunicacoes Pessoai...........................      100,373
                                                                     -----------
SOUTH AFRICA--1.26%
STEEL--1.26%
  452,811   South African Iron & Steel/Iscor.......................      323,264
                                                                     -----------
SPAIN--1.58%
BANKS--0.52%
      677   Banco Popular, Espana..................................      132,975
                                                                     -----------
OIL & GAS--1.06%
    7,091   Repsol S.A.............................................      272,006
                                                                     -----------
Total Spain Common Stocks..........................................      404,981
                                                                     -----------
SWEDEN--1.69%
AUTOMOTIVE PARTS--1.69%
    9,892   Autoliv Ab 'B' Free....................................      433,688
                                                                     -----------
SWITZERLAND--7.00%
DRUGS & MEDICINE--2.24%
      502   Novartis AG............................................      574,947
                                                                     -----------

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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                VALUE
----------                                                           -----------
COMMON STOCKS--(CONTINUED)
SWITZERLAND--(CONCLUDED)
INSURANCE--1.15%
      278   Schw Ruckversicher.....................................  $   296,796
                                                                     -----------
MANUFACTURING--1.49%
      307   ABB AG.................................................      381,887
                                                                     -----------
PHARMACEUTICAL--1.00%
       33   Roche Holdings AG......................................      256,776
                                                                     -----------
SPECIALTY RETAIL--1.12%
    1,792   Tag Heuer..............................................      289,183
                                                                     -----------
Total Switzerland Common Stocks....................................    1,799,589
                                                                     -----------
THAILAND--0.44%
BANKING--0.44%
   18,000   Thai Farmers Bank plc..................................      112,298
                                                                     -----------
UNITED KINGDOM--8.97%
BUILDING MATERIALS & PAPER PACKAGING--0.80%
   31,349   BPB Industries.........................................      206,236
                                                                     -----------
CAPITAL GOODS--2.40%
   33,196   Siebe..................................................      616,489
                                                                     -----------
DRUGS--1.31%
   77,389   Medeva plc.............................................      336,762
                                                                     -----------
ENTERTAINMENT--2.28%
   21,825   Granada Group..........................................      322,683
   60,602   Thorn EMI plc..........................................      262,673
                                                                     -----------
                                                                         585,356
                                                                     -----------
PUBLISHING--1.91%
   26,107   Reed International.....................................      491,100
                                                                     -----------
RAILROADS--0.27%
   10,638   Railtrack Group........................................       70,349
                                                                     -----------
Total United Kingdom Common Stocks.................................    2,306,292
                                                                     -----------
UNITED STATES--25.75%
BANKS--2.27%
    5,660   Citicorp...............................................      582,980
                                                                     -----------
CHEMICALS--3.93%
   12,260   Airgas Incorporated*...................................      269,720
    8,690   Allied Signal Incorporated.............................      582,230
    4,496   Avery Dennison Corporation.............................      159,046
                                                                     -----------
                                                                       1,010,996
                                                                     -----------
COMPUTER HARDWARE--0.44%
    4,858   Zebra Technologies Corporation (Class A)...............      113,556
                                                                     -----------
DRUGS & MEDICINE--1.42%
    7,244   R.P. Scherer Corporation*..............................      364,011
                                                                     -----------
ELECTRONICS--2.94%
    2,597   Intel Corporation......................................      340,045
    6,760   Motorola Incorporated..................................      414,895
                                                                     -----------
                                                                         754,940
                                                                     -----------
HOUSEHOLD PRODUCTS--1.52%
    4,225   Colgate-Palmolive Company..............................      389,756
                                                                     -----------

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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                VALUE
----------                                                           -----------
COMMON STOCKS--(CONCLUDED)
UNITED STATES--(CONCLUDED)
INDUSTRIAL SERVICES & SUPPLIES--5.15%
   12,973   Ecolab Incorporated....................................  $   488,109
   13,276   Sensormatic Electronics Corporation....................      222,374
    3,224   Tyco International Limited.............................      170,469
   11,792   UCAR...................................................      443,674
                                                                     -----------
                                                                       1,324,626
                                                                     -----------
INFORMATION & COMPUTER SERVICES--2.22%
   15,619   First Data Corporation.................................      570,094
                                                                     -----------
LIFE INSURANCE--1.63%
    9,246   The Travelers Group, Incorporated......................      419,537
                                                                     -----------
MOTOR VEHICLES--0.74%
    5,761   Chrysler Corporation...................................      190,113
                                                                     -----------
RETAIL--1.32%
    7,352   Sears Roebuck & Company................................      339,111
                                                                     -----------
SPECIALTY RETAIL--1.19%
    4,075   General Nutrition Company Incorporated.................       68,766
    7,943   Toys 'R' Us, Incorporated*.............................      238,290
                                                                     -----------
                                                                         307,056
                                                                     -----------
WIRELESS TELECOMMUNICATIONS--0.98%
    9,961   Airtouch Communications, Incorporated*.................      251,515
                                                                     -----------
Total United States Common Stock...................................    6,618,291
                                                                     -----------
Total Common Stock (cost--$20,954,205).............................   24,434,290
                                                                     -----------
PREFERRED STOCKS--2.44%
AUSTRIA--0.09%
BANKS--0.09%
      532   Creditanstalt Bankverein...............................       24,565
                                                                     -----------
BRAZIL--1.10%
APPLIANCES--0.74%
  683,805   Brasmotor S.A..........................................      189,854
                                                                     -----------
FOOD--0.36%
10,642,998  Ceval Alimentos SA (2).................................       93,207
                                                                     -----------
Total Brazil Preferred Stocks......................................      283,061
                                                                     -----------
GERMANY--1.25%
MEDICAL EQUIPMENT--0.73%
    2,327   Fresenius Medical AG...................................      187,439
                                                                     -----------
SOFTWARE & SERVICES--0.52%
      953   SAP AG.................................................      133,153
                                                                     -----------
Total German Preferred Stocks......................................      320,592
                                                                     -----------
Total Preferred Stocks (cost--$701,693)............................      628,218
                                                                     -----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--1.27%
MONEY MARKET FUNDS--1.27%
  146,660   Liquid Assets Portfolio................................      146,660
  179,340   TempCash Portfolio.....................................      179,340
                                                                     -----------
Total Money Market Funds (cost--$326,000)..........................      326,000
                                                                     -----------

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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                               MATURITY              INTEREST
  (000)                                                                DATES                 RATES              VALUE
---------                                                       --------------------  --------------------   -----------
AGENCY BACKED OBLIGATIONS--1.55%
  $400      Federal National Mortgage Association Discount
              Notes (cost--$398,827)..........................        01/21/97              5.029%#          $   398,827
                                                                                                             -----------
REPURCHASE AGREEEMENT--1.83%
   470      Repurchase Agreement dated 12/31/96 with State
              Street Bank & Trust Company, collateralized by
              $483,600 U.S. Treasury Notes, 6.250% due
              06/30/98; proceeds: $470,157 (cost--$470,000)...        01/02/97               6.000               470,000
                                                                                                             -----------
Total Investments (cost--$22,850,725)--102.16%................                                                26,257,335

Liabilities in excess of other assets--(2.16)%................                                                  (556,073)
                                                                                                             -----------
Net Assets--100.00%...........................................                                               $25,701,262
                                                                                                             -----------
                                                                                                             -----------

---------------

*     Non-income producing security

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

#     Yield to maturity at December 31, 1996.

ADR  American Depositary Receipts

(1)    Security, or a portion thereof, was loaned at December 31, 1996.

(2)    Illiquid security represent 0.36% of Net Asssets.

                 See accompanying notes to financial statements

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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                              MATURITY             INTEREST
  (000)*                                                               DATES                RATES             VALUE
----------                                                      --------------------  ------------------   ------------
LONG-TERM DEBT SECURITIES--78.53%
AUSTRALIA--3.70%
       400  New South Wales Treasury Corporation+.............        12/01/01              12.000%        $    381,766
       550  Queensland Treasury Corporation Global Issue......        08/15/01              12.000              521,620
                                                                                                           ------------
                                                                                                                903,386
                                                                                                           ------------
CANADA--5.81%
     2,135  Ontario Hydro Global..............................  04/11/08 to 04/11/11  8.605 to 10.551 @         623,323
     1,190  Province of British Columbia Residual.............        01/09/12         9.000 to 9.061 @         286,721
U.S.$  539  Province of Ontario...............................        02/21/06               6.000              510,018
                                                                                                           ------------
                                                                                                              1,420,062
                                                                                                           ------------
DENMARK--1.96%
     2,550  Government of Denmark.............................        05/13/03               8.000              480,020
                                                                                                           ------------
GERMANY--7.92%
     2,626  Federal Republic of Germany.......................  07/22/02 to 12/20/02    7.125 to 8.000        1,935,243
                                                                                                           ------------
ITALY--4.47%
 1,555,000  Republic of Italy.................................  07/15/98 to 04/01/04   8.500 to 10.500        1,092,798
                                                                                                           ------------
NEW ZEALAND--2.59%
       815  Government of New Zealand.........................  02/15/01 to 03/15/02   8.000 to 10.000          633,370
                                                                                                           ------------
SPAIN--4.58%
   123,700  Government of Spain...............................  03/25/00 to 02/28/01   10.100 to 12.250       1,119,651
                                                                                                           ------------
UNITED KINGDOM--9.68%
     1,242  United Kingdom Gilt...............................  09/30/98 to 12/07/15   8.000 to 15.500        2,365,375
                                                                                                           ------------
UNITED STATES--37.82%
     1,000  Clorox Corporation................................        07/15/01               8.800            1,084,874
     1,000  Ford Motor Capital Corporation....................        07/01/01               9.500            1,106,258
       433  U.S. Treasury Bonds...............................        11/15/26               6.500              424,881
     6,552  U.S. Treasury Notes...............................  01/31/98 to 07/15/06    5.625 to 7.250        6,624,576
                                                                                                           ------------
                                                                                                              9,240,589
                                                                                                           ------------
Total Long-Term Debt Securities (cost--$18,835,194)...........                                               19,190,494
                                                                                                           ------------
SHORT-TERM DEBT SECURITIES--25.11%
AUSTRALIA--2.31%
       700  New South Wales Treasury Corporation..............        04/01/97              12.500              565,069
                                                                                                           ------------
POLAND--3.36%
     2,540  Republic of Poland Treasury Bills.................  02/05/97 to 11/26/97  18.640 to 20.906 @        820,965
                                                                                                           ------------
UNITED STATES--19.44%
     1,250  Chase Manhattan Corporation.......................        12/01/97               7.500            1,267,153
     3,500  U.S. Treasury Bills...............................  01/30/97 to 02/06/97    4.715 to 4.907        3,483,605
                                                                                                           ------------
                                                                                                              4,750,758
                                                                                                           ------------
Total Short-Term Debt Securities (cost--$6,163,663)...........                                                6,136,792
                                                                                                           ------------
REPURCHASE AGREEMENT--1.80%
$      440  Repurchase Agreement dated 12/31/96 with Brown            01/02/97               5.000
              Brothers Harriman & Company, collateralized by
              $449,158 U.S. Treasury Notes, 6.125% due
              03/31/98; proceeds: $440,122 (cost--$440,000)...                                                  440,000
                                                                                                           ------------
Total Investments (cost--$25,438,857)--105.44%................                                               25,767,286

Liabilities in excess of other assets--(5.44%)................                                               (1,331,121)
                                                                                                           ------------
Net Assets--100.00%...........................................                                             $ 24,436,165
                                                                                                           ------------
                                                                                                           ------------

------------
Note: The Portfolio of Investments is listed by the security issuer's country of origin.
*      In local currency unless otherwise indicated
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration; normally to qualified institutional buyers.
@     Yield to maturity

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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GLOBAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                     UNREALIZED
                                                  CONTRACT TO                        MATURITY       APPRECIATION
                                                    DELIVER    IN EXCHANGE FOR        DATES         (DEPRECIATION)
                                                  -----------  ---------------  ------------------  -------------
                                                                                   01/03/97 to
Australian Dollars..............................     848,721    U.S.$ 672,811        04/01/97         $  (1,421)
Australian Dollars..............................     804,497    U.S.$ 634,464        01/08/97            (4,860)
Australian Dollars..............................     432,000    U.S.$ 342,010        01/13/97            (1,312)
Belgian Francs..................................  20,000,000    U.S.$ 651,508        07/14/97            20,625
Belgian Francs..................................  17,000,000    U.S.$ 557,377        09/30/97            12,970
British Pounds..................................     183,500    U.S.$ 277,635        01/13/97           (36,718)
British Pounds..................................     434,646    U.S.$ 724,555        01/24/97           (19,799)
British Pounds..................................     505,063    U.S.$ 844,971        01/31/97           (19,903)
                                                                                   01/06/97 to
Canadian Dollars................................   1,439,200    U.S.$1,058,735       03/24/97             7,516
Canadian Dollars................................     644,700    U.S.$ 474,201        02/24/97             3,359
                                                                                   02/24/97 to
Finnish Markkas.................................   6,472,437    U.S.$1,420,478       03/24/97            12,559
Finnish Markkas.................................   2,565,955    U.S.$ 568,179        03/24/97            10,019
German Deutschemarks............................     540,000    U.S.$ 349,334        01/21/97            (1,589)
                                                                                   01/13/97 to
Netherlands Guilders............................   1,628,938    U.S.$ 955,967        01/15/97            13,648
                                                                                   01/15/97 to
New Zealand Dollars.............................   1,140,000    U.S.$ 786,536        01/31/97           (18,642)
New Zealand Dollars.............................     248,000    U.S.$ 171,108        01/21/97            (3,837)
Spanish Pesetas.................................  40,045,104    U.S.$ 309,468        01/10/97               873
                                                                                   01/10/97 to
Spanish Pesetas.................................  65,781,093    U.S.$ 506,852        10/15/97               868
U.S. Dollars....................................     260,361     AUD  327,864        01/03/97               241
                                                                                   07/14/97 to
U.S. Dollars....................................     771,596   BFR 23,764,670        09/30/97           (21,958)
U.S. Dollars....................................     480,367     CAD  644,700        02/24/97            (9,525)
U.S. Dollars....................................     713,734     CAD  964,000        03/24/97            (9,698)
U.S. Dollars....................................     349,995     DEM  540,000        01/21/97               928
U.S. Dollars....................................     293,109    GBP   180,578        01/13/97            16,239
U.S. Dollars....................................     559,287    FIM 2,565,955        03/24/97            (1,127)
                                                                                   02/24/97 to
U.S. Dollars....................................   1,393,557    FIM 6,472,437        03/24/97            14,361
U.S. Dollars....................................     958,824    NLG 1,628,938        01/15/97           (16,505)
U.S. Dollars....................................     339,106     NZD  484,000        01/15/97             3,058
                                                                                                    -------------
                                                                                                      $ (49,630)
                                                                                                    -------------
                                                                                                    -------------

FOREIGN CURRENCY TYPE ABBREVIATIONS:
AUD        --Australian Dollars                                 GBP        --British Pounds
BFR        --Belgian Francs                                     FIM        --Finnish Markkas
CAD        --Canadian Dollars                                   NLG        --Netherlands Guilders
DEM        --German Deutschemarks                               NZD        --New Zealand Dollars

INVESTMENTS BY TYPE OF ISSUER

                                                                         PERCENTAGE OF NET ASSETS
                                                                         ------------------------
                                                                          LONG-TERM   SHORT-TERM
                                                                         -----------  -----------
Government and other public issuers....................................       69.57%       19.93%
Financial institutions.................................................        4.52         0.00
Banks..................................................................        0.00         5.18
Repurchase agreement...................................................        0.00         1.80
Other..................................................................        4.44         0.00
                                                                         -----------  -----------
                                                                              78.53%       26.91%
                                                                         -----------  -----------
                                                                         -----------  -----------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STRATEGIC FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                              MATURITY              INTEREST
 (000)                                                                DATES                 RATES              VALUE
--------                                                       --------------------  --------------------   -----------
MORTGAGE-BACKED SECURITIES--65.97%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  CERTIFICATES--12.58%
  $603     GNMA ARM..........................................        11/20/21                    7.000%     $   616,737
   709     GNMA ARM..........................................        09/20/23                    7.125          727,972
                                                                                                            -----------
Total Government National Mortgage Association Certificates
  (cost--$1,336,448 )........................................                                                 1,344,709
                                                                                                            -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--53.21%
   192     Chase Mortgage Finance Corporation REMIC
             Series 1993-N, Class A1.........................        11/25/24                    6.750          191,642
    85     Countrywide Mortgage Backed Securities
             Incorporated, Series 1993-E, Class A1...........        01/25/24                    6.500           84,758
   107     FHLMC REMIC Series 1614, Class QZ.................        11/15/23                    6.500           86,319
   137     FHLMC REMIC Series 1628, Class KZ.................        12/15/23                    6.250          113,762
   595     FHLMC REMIC Series 1628, Class LZ.................        12/15/23                    6.500          497,102
   786     FHLMC REMIC Series 1067, Class IZ.................        04/15/21                    8.000          801,440
   365     FHLMC REMIC Series 1541, Class KC, FRN............        09/15/22                    6.250          277,239
   584     FNMA REMIC Series 1991-59, Class K................        05/25/16                    8.000          589,819
   128     FNMA REMIC Series 1993-96, Class PZ...............        06/25/23                    7.000          109,186
   277     FNMA REMIC Series 1993-112, Class ZB..............        07/25/23                    7.000          231,224
    87     FNMA REMIC Series 1993-163, Class ZA..............        09/25/23                    7.000           76,872
   286     FNMA REMIC Series G92-40 Class ZC.................        07/25/22                    7.000          266,708
   175     FNMA REMIC Series 1991-57, Class Z................        05/25/21                    6.500          162,776
   235     FNMA REMIC Series G93-16, Class K.................        04/25/23                    5.000          183,960
   117     Greenwich Capital Acceptance Incorporated,
             Series 1991-B, Class A1, ARM....................        01/25/22                    7.620          119,109
   357     Greenwich Capital Acceptance Incorporated,
             Series 1992-LB6, Class A1, ARM..................        10/25/22                    7.150          363,418
   500     Merrill Lynch Mortgage Investors Incorporated,
             Series 1993--I, Class A3, FRN...................        11/15/23                    6.245          498,750
   360     Prudential Home Mortgage Securities Corporation
             REMIC Series 1993-38, Class A7..................        09/25/23                    6.950          278,721
    78     Residential Funding Mortgage Services, Series
             1995, Class A1..................................        04/25/25                    7.650           78,629
    63     Securitized Asset Sales Incorporated, Series 1995,
             Class A.........................................        10/25/25                    7.500           63,203
   674     Westam Mortgage Financial Corporation, Series 14,
             Class 14A.......................................        06/26/20                    5.350          613,287
                                                                                                            -----------
Total Collateralized Mortgage Obligations
(cost--$5,635,012)...........................................                                                 5,687,924
                                                                                                            -----------
STRIPPED COLLATERALIZED MORTGAGE OBLIGATIONS--0.18%
    35     FNMA REMIC Series 1993-235, Class G*
             (cost--$17,277).................................        09/25/23                    6.979+          18,626
                                                                                                            -----------
Total Mortgage-Backed Securities (cost--$6,988,737)..........                                                 7,051,259
                                                                                                            -----------
CORPORATE BONDS--29.63%
   500     Ford Motor Credit Corporation, FRN................        11/09/98                    5.810          500,641
   200     Gulf Canada Resources Limited.....................        08/15/99                    9.000          203,472
   500     K III Communications Incorporated.................        05/01/02                   10.625          526,250
   300     Lehman Brothers Holding Incorporated, FRN.........        01/12/99                    6.000          299,810
   500     Noranda Incorporated, FRN.........................        08/18/00                    6.250          506,796
   500     RJR Nabisco Incorporated..........................        12/01/02                    8.625          504,239

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STRATEGIC FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                              MATURITY              INTEREST
 (000)                                                                DATES                 RATES              VALUE
--------                                                       --------------------  --------------------   -----------
CORPORATE BONDS--(CONCLUDED)
  $500     United Airlines Equipment Trust Certificate 91B...        02/19/15                   10.850%     $   625,604
                                                                                                            -----------
Total Corporate Bonds (cost--$3,180,237).....................                                                 3,166,812
                                                                                                            -----------
COMMERCIAL PAPER--8.38%
   500     Gaz De France.....................................        01/17/97                    5.400          498,800
   400     KFW International Finance Incorporated............        02/19/97                    5.400          397,060
                                                                                                            -----------
Total Commercial Paper (cost--$895,860)......................                                                   895,860
                                                                                                            -----------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--0.46%
    50     U.S. Treasury Bills ++ (cost--$49,603)............  01/23/97 to 03/13/97     4.660 to 4.960           49,603
                                                                                                            -----------
REPURCHASE AGREEMENT--2.37%
   253     Repurchase Agreement dated 12/31/96 with State
             Street Bank & Trust Company, collateralized by
             $263,175 U.S. Treasury Bonds, 7.250% due
             08/15/22; proceeds: $253,067 (cost--$253,000)...        01/02/97                    4.750          253,000
                                                                                                            -----------
Total Investments (cost--$11,367,437)--106.81%...............                                                11,416,534

Liabilities in excess of other assets--(6.81)%...............                                                 (727,501)
                                                                                                            -----------
Net Assets--100%.............................................                                               $10,689,033
                                                                                                            -----------
                                                                                                            -----------

------------

 +         Estimated yield to maturity at December 31, 1996
++         Entire or partial amount pledged as collateral for futures transactions
 *         Principal Only--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return the principal more slowly than expected and cause the yield to decrease.
ARM        Adjustable Rate Mortgage--The rate shown is the current rate as of December 31, 1996.
FRN        Floating Rate Note--The interest rate shown is as of December 31, 1996.
REMIC      Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

   NUMBER OF                                                                         IN       EXPIRATION    UNREALIZED
   CONTRACTS                          CONTRACT TO RECEIVE                       EXCHANGE FOR     DATE      DEPRECIATION
---------------  -------------------------------------------------------------  ------------  -----------  ------------
          23     10 year U.S. Treasury Notes..................................   $2,526,406     March 97    $  (16,531)
           4     30 year U.S. Treasury Bonds..................................      453,250     March 97        (2,750)
                                                                                                           ------------
                                                                                                            $  (19,281)
                                                                                                           ------------
                                                                                                           ------------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BALANCED PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                  VALUE
---------                                                             -----------
COMMON STOCKS--68.91%
AGRICULTURE, FOOD & BEVERAGE--0.77%
  2,000     Phillip Morris Companies Incorporated...................  $   225,250
                                                                      -----------
AIRLINES--0.18%
    600     AMR Corporation*........................................       52,875
                                                                      -----------
APPAREL, TEXTILES--1.79%
  4,000     Nike Incorporated.......................................      239,000
  6,100     Nine West Group Incorporated*...........................      282,888
                                                                      -----------
                                                                          521,888
                                                                      -----------
BANKS--6.85%
  4,000     Bank of Boston Corporation..............................      257,000
  3,000     BankAmerica Corporation.................................      299,250
  8,000     Barnett Banks Incorporated..............................      329,000
  3,000     CCB Financial Corporation...............................      204,750
  3,000     Chase Manhattan Corporation.............................      267,750
  3,000     Citicorp................................................      309,000
  2,000     First Union Corporation.................................      148,000
    800     NationsBank Corporation.................................       78,200
  3,000     Southern National Corporation...........................      108,750
                                                                      -----------
                                                                        2,001,700
                                                                      -----------
CHEMICALS--2.10%
  2,000     Allied-Signal Incorporated..............................      134,000
  3,000     DuPont (E.I.) deNemours & Company.......................      283,125
  5,000     IMC Global Incorporated.................................      195,625
                                                                      -----------
                                                                          612,750
                                                                      -----------
COMPUTER HARDWARE--3.47%
  2,000     3Com Corporation*.......................................      146,750
  2,500     Cisco Systems Incorporated*.............................      159,063
  3,700     Compaq Computer Corporation*............................      274,725
  1,000     International Business Machines.........................      151,000
 11,000     Sun Microsystems Incorporated*..........................      282,562
                                                                      -----------
                                                                        1,014,100
                                                                      -----------
COMPUTER SOFTWARE--1.91%
  2,700     Cadence Design Systems Incorporated*....................      107,325
  3,750     Computer Associates International Incorporated..........      186,562
  4,777     Sterling Commerce Incorporated*.........................      168,389
  3,000     Sterling Software Incorporated*.........................       94,875
                                                                      -----------
                                                                          557,151
                                                                      -----------
DEFENSE/AEROSPACE--3.42%
     37     Boeing Company..........................................        3,936
  3,000     General Dynamics Corporation............................      211,500
  2,000     Lockheed Martin Corporation.............................      183,000
  5,250     McDonnell Douglas Corporation...........................      336,000
  4,000     United Technologies Corporation.........................      264,000
                                                                      -----------
                                                                          998,436
                                                                      -----------
DIVERSIFIED RETAIL--1.74%
  6,900     Dayton Hudson Corporation...............................      270,825
  7,000     Federated Department Stores Incorporated*...............      238,875
                                                                      -----------
                                                                          509,700
                                                                      -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BALANCED PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                  VALUE
---------                                                             -----------
COMMON STOCKS--(CONTINUED)
DRUGS & MEDICINE--3.15%
  2,000     Bergen Brunswig Corporation.............................  $    57,000
  1,500     Bristol Myers Squibb Company............................      163,125
  2,500     Pfizer Incorporated.....................................      207,187
  3,000     Rhone Poulenc Rorer Incorporated........................      234,375
  4,000     Schering-Plough Corporation.............................      259,000
                                                                      -----------
                                                                          920,687
                                                                      -----------
ELECTRIC UTILITIES--1.14%
 10,000     Public Service Company of New Mexico....................      196,250
  5,000     Unicom Corporation......................................      135,625
                                                                      -----------
                                                                          331,875
                                                                      -----------
ENERGY RESERVES & PRODUCTION--1.55%
  2,500     Mobil Corporation.......................................      305,625
  1,500     Texaco Incorporated.....................................      147,188
                                                                      -----------
                                                                          452,813
                                                                      -----------
FINANCIAL SERVICES--1.43%
  2,000     Household International Incorporated....................      184,500
  2,500     Student Loan Marketing Association......................      232,813
                                                                      -----------
                                                                          417,313
                                                                      -----------
FOOD RETAIL--1.02%
  7,000     Safeway Incorporated*...................................      299,250
                                                                      -----------
FOREST PRODUCTS, PAPER--1.62%
  3,500     Champion International Corporation......................      151,375
  5,000     International Paper Company.............................      201,875
  6,200     Shorewood Packaging Corporation*........................      120,900
                                                                      -----------
                                                                          474,150
                                                                      -----------
GAS UTILITIES--0.33%
  1,500     Columbia Gas System Incorporated........................       95,438
                                                                      -----------
HEAVY MACHINERY--0.68%
  2,625     Caterpillar Incorporated................................      197,531
                                                                      -----------
HOTELS--1.10%
  6,000     Hilton Hotels Corporation...............................      156,750
  3,000     Marriott International Incorporated.....................      165,750
                                                                      -----------
                                                                          322,500
                                                                      -----------
HOUSEHOLD PRODUCTS--0.39%
  7,000     Viad Corporation........................................      115,500
                                                                      -----------
INDUSTRIAL SERVICES/SUPPLIES--0.78%
 10,000     ADT Limited*............................................      228,750
                                                                      -----------
LEISURE--0.68%
  5,000     Philips Electronics N V.................................      200,000
                                                                      -----------
LIFE INSURANCE--4.43%
  3,500     Chubb Corporation.......................................      188,125
  2,500     Equitable of Iowa Companies.............................      114,687
  5,000     Reliastar Financial Corporation.........................      288,750
  9,000     SunAmerica Incorporated.................................      399,375
  6,666     The Travelers Group, Incorporated.......................      302,470
                                                                      -----------
                                                                        1,293,407
                                                                      -----------
LONG DISTANCE & PHONE COMPANIES--0.68%
  5,000     Sprint Corporation......................................      199,375
                                                                      -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BALANCED PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                  VALUE
---------                                                             -----------
COMMON STOCKS--(CONTINUED)
MANUFACTURING--GENERAL--1.66%
  6,000     Crane Company...........................................  $   174,000
  7,000     Ingersoll Rand Company..................................      311,500
                                                                      -----------
                                                                          485,500
                                                                      -----------
MANUFACTURING--HIGH TECHNOLOGY--1.60%
  1,500     Johnson Controls Incorporated...........................      124,313
  3,400     Lucasvarity plc, ADR....................................      129,200
  1,400     SCI Systems Incorporated*...............................       62,475
  5,000     Waters Corporation*.....................................      151,875
                                                                      -----------
                                                                          467,863
                                                                      -----------
MEDICAL PRODUCTS--1.86%
  2,000     Johnson & Johnson.......................................       99,500
 15,000     Mentor Corporation......................................      442,500
                                                                      -----------
                                                                          542,000
                                                                      -----------
MEDICAL PROVIDERS--2.88%
  5,000     Healthsouth Corporation*................................      193,125
 10,000     Humana Incorporated*....................................      191,250
  5,800     Lincare Holdings Incorporated*..........................      237,800
  7,500     Ornda Healthcorp*.......................................      219,375
                                                                      -----------
                                                                          841,550
                                                                      -----------
MINING & METALS--1.05%
  5,000     Freeport-McMoran Copper & Gold Incorporated*............      149,375
  5,000     USX-US Steel Group Incorporated.........................      156,875
                                                                      -----------
                                                                          306,250
                                                                      -----------
MOTOR VEHICLES--1.24%
  5,000     Borg Warner Automotive Incorporated.....................      192,500
  5,000     Lear Corporation*.......................................      170,625
                                                                      -----------
                                                                          363,125
                                                                      -----------
OIL REFINING--3.78%
  6,000     Coastal Corporation.....................................      293,250
  7,000     Repsol SA, ADR..........................................      266,875
  8,000     Tejas Gas Corporation*..................................      381,000
  4,000     Unocal Corporation......................................      162,500
                                                                      -----------
                                                                        1,103,625
                                                                      -----------
OIL SERVICES--3.27%
  4,000     Diamond Offshore Drilling Incorporated*.................      228,000
  5,500     Halliburton Company.....................................      331,375
 16,500     Nabors Industries Incorporated*.........................      317,625
  3,000     Reading & Bates Corporation*............................       79,500
                                                                      -----------
                                                                          956,500
                                                                      -----------
OTHER INSURANCE--4.38%
  2,500     ACE Limited.............................................      150,313
  3,500     Allstate Corporation....................................      202,562
  3,000     Ambac Incorporated......................................      199,125
  2,500     American International Group Incorporated...............      270,625
  8,000     ITT Industries Incorporated.............................      196,000
 12,500     USF&G Corporation.......................................      260,937
                                                                      -----------
                                                                        1,279,562
                                                                      -----------
PUBLISHING--0.65%
  5,000     New York Times Company, Class A.........................      190,000
                                                                      -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BALANCED PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                  VALUE
---------                                                             -----------
COMMON STOCKS--(CONCLUDED)
REAL PROPERTY--2.29%
  2,500     Champion Enterprises Incorporated*......................  $    48,750
  4,000     Chelsea GCA Realty Incorporated.........................      138,500
  4,000     Equity Residential Properties Trust.....................      165,000
  5,000     Oakwood Homes Corporation...............................      114,375
  1,500     Starwood Lodging Trust..................................       82,688
  5,000     Wellsford Residential Property Trust....................      121,250
                                                                      -----------
                                                                          670,563
                                                                      -----------
SECURITIES & ASSET MANAGEMENT--0.23%
  2,500     Amresco Incorporated*...................................       66,875
                                                                      -----------
SEMICONDUCTOR--0.69%
  2,000     Applied Materials Incorporated*.........................       71,875
  1,000     Intel Corporation.......................................      130,938
                                                                      -----------
                                                                          202,813
                                                                      -----------
SPECIALTY RETAIL--2.12%
  8,750     Consolidated Stores Corporation*........................      281,094
  5,000     Dollar General Corporation..............................      160,000
  5,000     Waban Incorporated*.....................................      130,000
  2,500     Zale Corporation*.......................................       47,812
                                                                      -----------
                                                                          618,906
                                                                      -----------
Total Common Stocks (cost--$16,970,108).............................   20,137,571
                                                                      -----------
PREFERRED STOCKS--4.83%
BANKS--0.88%
  5,000     Banco Commercial Portugues International Limited........      257,500
                                                                      -----------
ENERGY RESERVES & PRODUCTION--1.12%
  5,000     Devon Financing Trust+..................................      327,500
                                                                      -----------
LIFE INSURANCE--1.45%
 10,000     Sunamerica Incorporated.................................      422,500
                                                                      -----------
MEDIA--0.31%
  1,000     TCI Pacific Communications Incorporated.................       91,375
                                                                      -----------
MINING & METALS--0.19%
  1,000     Timet Capital Trust+....................................       54,500
                                                                      -----------
OTHER INSURANCE--0.53%
  3,000     Frontier Financing Trust+...............................      153,750
                                                                      -----------
THRIFT--0.35%
  2,000     Tosco Financing Trust+..................................      103,000
                                                                      -----------
Total Preferred Stocks (cost--$1,259,438)...........................    1,410,125
                                                                      -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BALANCED PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                               MATURITY           INTEREST
  (000)                                                                DATES               RATES             VALUE
---------                                                       --------------------  ---------------     -----------
MORTGAGE BACKED SECURITIES--9.37%
COLLATERALIZED MORTGAGE OBLIGATIONS--3.07%
    $94     CS First Boston Mortgage Securities Corporation,          12/21/27             6.452%
              Series 1995-WF1-A1..............................                                            $    93,008
     60     Donaldson, Lufkin & Jenrette Mortgage Acceptance          11/12/21             6.860
              Corporation, Series 1996-CF2 Class A1A+.........                                                 60,089
    120     FDIC REMIC Trust 1996-C1 Class 1A.................        07/25/26             6.750              119,719
    117     FNMA REMIC Series 1996-M6 Class E.................        09/17/19             7.750              119,353
    169     FNMA REMIC Series 1996-M4 Class A.................        03/17/17             7.750              171,021
    100     GMAC Commercial Mortgage Security, Series 1996-C1,        09/15/03             6.790
              Class A2A.......................................                                                 99,905
    117     Merrill Lynch Mortgage Investments Incorporated,          04/25/28             7.150
              Series 1996-C1, Class A1........................                                                117,776
    115     Mortgage Capital Funding Incorporated, Series             12/21/26             6.758
              1996-MC2, Class A1..............................                                                115,162
                                                                                                          -----------
Total Collateralized Mortgage Obligations (cost--$897,350)....                                                896,033
                                                                                                          -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--3.93%
    575     FNMA ARM..........................................        12/01/26             6.089              572,035
    225     FNMA..............................................        01/01/26             7.500              225,058
    345     FNMA..............................................        09/20/06             7.930              351,584
                                                                                                          -----------
Total Federal National Mortgage Association Certificates
  (cost--$1,147,324)..........................................                                              1,148,677
                                                                                                          -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--2.37%
    657     GNMA (cost--$691,355).............................        11/15/17             8.500              692,766
                                                                                                          -----------
Total Mortgage Backed Securities (cost--$2,736,029)...........                                              2,737,476
                                                                                                          -----------
CONVERTIBLE BONDS--0.63%
     50     Cirrus Logic Incorporated+........................        12/15/03             6.000               45,500
    100     Quantum Corporation+..............................        03/01/03             5.000              138,875
                                                                                                          -----------
Total Convertible Bonds (cost--$150,000)......................                                                184,375
                                                                                                          -----------
CORPORATE BONDS--8.14%
    225     American Re Corporation+..........................        12/15/26             7.450              225,306
    225     Bear Stearns Companies Incorporated...............        05/01/01             6.750              225,292
    225     Continental Cablevision Incorporated..............        05/15/06             8.300              240,083
    125     Equitable Life+...................................        12/01/05             6.950              122,458
    250     Ford Motor Credit Corporation.....................        01/25/01             5.750              243,008
    280     Lehman Brothers Holdings Incorporated.............        09/15/03             7.125              279,113
    225     Loews Corporation.................................        12/15/06             6.750              218,433
    225     Occidental Petroleum Corporation..................        09/15/04             8.500              233,923
    300     Prudential Insurance Company of America+..........        07/01/25             8.300              307,306
    290     Santander Finance Issuances.......................        07/15/05             6.800              284,544
                                                                                                          -----------
Total Corporate Bonds (cost--$2,371,952)......................                                              2,379,466
                                                                                                          -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BALANCED PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                  MATURITY            INTEREST
  (000)                                                                   DATES               RATES             VALUE
---------                                                          --------------------  ----------------    -----------
LONG-TERM U.S. GOVERNMENT OBLIGATIONS--20.49%
 $1,510     U.S. Treasury Bonds..................................  08/15/13 to 08/15/26  6.750 to 12.000%     $1,698,974
  4,177     U.S. Treasury Notes..................................  09/30/99 to 10/15/06  6.375 to  7.750       4,289,957
                                                                                                             -----------
Total Long-Term U.S. Government Obiligations (cost--$6,011,371)..                                              5,988,931
                                                                                                             -----------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--1.70%
    500     U.S. Treasury Bills (cost--$497,580).................        02/06/97             4.840              497,580
                                                                                                             -----------
REPURCHASE AGREEMENT--1.13%
    330     Repurchase Agreement dated 12/31/96, with State              01/02/97             4.750
              Street Bank & Trust Company, collateralized by
              $341,351 U.S. Treasury Notes, 7.250%, due 8/15/22;
              proceeds: $330,087 (cost--$330,000)................                                                330,000
                                                                                                             -----------
Total Investments (cost--$30,326,478)--115.20%...................                                             33,665,524

Liabilities in excess of other assets--(15.20)%..................                                             (4,441,831)
                                                                                                             -----------
Net Assets--100.00%..............................................                                            $29,223,693
                                                                                                             -----------
                                                                                                             -----------

------------

*      Non-income producing security

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR  American Depositary Receipt

ARM Adjustable Rate Mortgate -- The rate shown is the current rate as of December 31, 1996.

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                  VALUE
---------                                                             -----------
COMMON STOCKS--97.41%
AGRICULTURE, FOOD & BEVERAGE--1.01%
  1,300     Phillip Morris Companies Incorporated...................  $   146,413
                                                                      -----------
AIRLINES--2.00%
    600     AMR Corporation*........................................       52,875
  4,000     Continental Airlines Incorporated*......................      113,000
  2,000     UAL Corporation*........................................      125,000
                                                                      -----------
                                                                          290,875
                                                                      -----------
APPAREL, TEXTILES--1.56%
  2,000     Nike Incorporated.......................................      119,500
  2,300     Nine West Group Incorporated*...........................      106,663
                                                                      -----------
                                                                          226,163
                                                                      -----------
BANKS--11.80%
  2,000     Bank of Boston Corporation..............................      128,500
  2,700     The Bank of New York Company Incorporated...............       91,125
  1,500     BankAmerica Corporation.................................      149,625
 10,000     Barnett Banks Incorporated..............................      411,250
  2,000     CCB Financial Corporation...............................      136,500
  1,872     Chase Manhattan Corporation.............................      167,076
  2,000     Citicorp................................................      206,000
    400     First Empire State Corporation..........................      115,200
  1,200     First Union Corporation.................................       88,800
  1,500     NationsBank Corporation.................................      146,625
  2,000     Southern National Corporation...........................       72,500
                                                                      -----------
                                                                        1,713,201
                                                                      -----------
CHEMICALS--4.70%
  1,500     Allied-Signal Incorporated..............................      100,500
  2,500     DuPont (E.I.) deNemours & Company.......................      235,937
  5,000     IMC Global Incorporated.................................      195,625
  4,000     Olin Corporation........................................      150,500
                                                                      -----------
                                                                          682,562
                                                                      -----------
COMPUTER HARDWARE--5.59%
  1,500     3Com Corporation*.......................................      110,063
  3,700     Cisco Systems Incorporated*.............................      235,412
  2,500     Compaq Computer Corporation*............................      185,625
    500     International Business Machines.........................       75,500
  8,000     Sun Microsystems Incorporated*..........................      205,500
                                                                      -----------
                                                                          812,100
                                                                      -----------
COMPUTER SOFTWARE--3.12%
  1,200     Cadence Design Systems Incorporated*....................       47,700
  3,750     Computer Associates International Incorporated..........      186,562
  3,981     Sterling Commerce Incorporated*.........................      140,330
  2,500     Sterling Software Incorporated*.........................       79,063
                                                                      -----------
                                                                          453,655
                                                                      -----------
DEFENSE/AEROSPACE--7.49%
     37     Boeing Company..........................................        3,936
  2,000     Lockheed Martin Corporation.............................      183,000
  5,800     Loral Space & Communication*............................      106,575
  3,950     McDonnell Douglas Corporation...........................      252,800
  4,400     Raytheon Company........................................      211,750
  5,000     United Technologies Corporation.........................      330,000
                                                                      -----------
                                                                        1,088,061
                                                                      -----------

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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                  VALUE
---------                                                             -----------
COMMON STOCKS--(CONTINUED)
DIVERSIFIED RETAIL--2.49%
  6,600     Dayton Hudson Corporation...............................  $   259,050
  3,000     Federated Department Stores Incorporated*...............      102,375
                                                                      -----------
                                                                          361,425
                                                                      -----------
DRUGS & MEDICINE--3.83%
  1,000     Bergen Brunswig Corporation.............................       28,500
    700     Bristol Myers Squibb Company............................       76,125
  2,000     Pfizer Incorporated.....................................      165,750
  2,000     Rhone Poulenc Rorer Incorporated........................      156,250
  2,000     Schering-Plough Corporation.............................      129,500
                                                                      -----------
                                                                          556,125
                                                                      -----------
ELECTRIC UTILITIES--0.75%
  4,000     Unicom Corporation......................................      108,500
                                                                      -----------
ENERGY RESERVES & PRODUCTION--2.02%
  1,600     Mobil Corporation.......................................      195,600
  1,000     Texaco Incorporated.....................................       98,125
                                                                      -----------
                                                                          293,725
                                                                      -----------
FINANCIAL SERVICES--2.94%
  3,500     American Express Company................................      197,750
    900     General Electric Company................................       88,988
  1,500     Student Loan Marketing Association......................      139,687
                                                                      -----------
                                                                          426,425
                                                                      -----------
FOOD RETAIL--1.62%
  3,000     Albertson's, Inc........................................      106,875
  3,000     Safeway Incorporated*...................................      128,250
                                                                      -----------
                                                                          235,125
                                                                      -----------
FOREST PRODUCTS, PAPER--0.51%
  1,700     Champion International Corporation......................       73,525
                                                                      -----------
GAS UTILITIES--0.61%
  1,400     Columbia Gas System, Incorporated.......................       89,075
                                                                      -----------
HEAVY MACHINERY--0.71%
  1,375     Caterpillar Incorporated................................      103,469
                                                                      -----------
HOTELS--1.12%
  2,000     Hilton Hotels Corporation...............................       52,250
  2,000     Marriott International Incorporated.....................      110,500
                                                                      -----------
                                                                          162,750
                                                                      -----------
HOUSEHOLD PRODUCTS--0.40%
  3,500     Viad Corporation........................................       57,750
                                                                      -----------
INDUSTRIAL SERVICES/SUPPLIES--1.18%
  7,500     ADT Limited*............................................      171,563
                                                                      -----------
LEISURE--1.21%
  4,400     Philips Electronics N V.................................      176,000
                                                                      -----------
LIFE INSURANCE--4.97%
  2,500     Chubb Corporation.......................................      134,375
  2,500     Equitable of Iowa Companies.............................      114,687
  2,500     Reliastar Financial Corporation.........................      144,375
  4,000     SunAmerica Incorporated.................................      177,500
  3,333     The Travelers Group, Incorporated.......................      151,235
                                                                      -----------
                                                                          722,172
                                                                      -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                  VALUE
---------                                                             -----------
COMMON STOCKS--(CONTINUED)
LONG DISTANCE & PHONE COMPANIES--0.55%
  2,000     Sprint Corporation......................................  $    79,750
                                                                      -----------
MANUFACTURING--GENERAL--3.69%
  3,900     Case Corporation........................................      212,550
  3,750     Crane Company...........................................      108,750
  2,500     Ingersoll Rand Company..................................      111,250
  2,720     Lucasvarity plc ADR*....................................      103,360
                                                                      -----------
                                                                          535,910
                                                                      -----------
MANUFACTURING--HIGH TECHNOLOGY--1.55%
    900     Johnson Controls Incorporated...........................       74,588
  1,000     SCI Systems Incorporated*...............................       44,625
  3,500     Waters Corporation*.....................................      106,312
                                                                      -----------
                                                                          225,525
                                                                      -----------
MEDICAL PRODUCTS--0.58%
  1,500     Johnson & Johnson.......................................       74,625
    300     Mentor Corporation......................................        8,850
                                                                      -----------
                                                                           83,475
                                                                      -----------
MEDICAL PROVIDERS--3.18%
  2,500     Healthsouth Corporation*................................       96,562
  5,000     Humana Incorporated*....................................       95,625
  3,000     Lincare Holdings Incorporated*..........................      123,000
  5,000     Ornda Healthcorp*.......................................      146,250
                                                                      -----------
                                                                          461,437
                                                                      -----------
MINING & METALS--1.46%
  5,000     Freeport-McMoran Copper & Gold Incorporated*............      149,375
  2,000     USX-US Steel Group Incorporated.........................       62,750
                                                                      -----------
                                                                          212,125
                                                                      -----------
MOTOR VEHICLES--1.27%
  3,000     Borg Warner Automotive Incorporated.....................      115,500
  2,000     Lear Corporation*.......................................       68,250
                                                                      -----------
                                                                          183,750
                                                                      -----------
OIL REFINING--3.60%
  2,500     Coastal Corporation.....................................      122,187
  5,000     Tejas Gas Corporation*..................................      238,125
  4,000     Unocal Corporation......................................      162,500
                                                                      -----------
                                                                          522,812
                                                                      -----------
OIL SERVICES--4.47%
  3,500     Diamond Offshore Drilling Incorporated*.................      199,500
  4,500     Halliburton Company.....................................      271,125
  6,500     Nabors Industries Incorporated*.........................      125,125
  2,000     Reading & Bates Corporation*............................       53,000
                                                                      -----------
                                                                          648,750
                                                                      -----------
OTHER INSURANCE--7.64%
  2,500     ACE Limited.............................................      150,313
  5,091     Allstate Corporation....................................      294,642
  2,500     Ambac Incorporated......................................      165,937
  2,250     American International Group Incorporated...............      243,562
  4,000     ITT Industries Incorporated.............................       98,000
  7,500     USF&G Corporation.......................................      156,563
                                                                      -----------
                                                                        1,109,017
                                                                      -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                  VALUE
---------                                                             -----------
COMMON STOCKS--(CONCLUDED)
PUBLISHING--0.52%
  2,000     New York Times Company, Class A.........................  $    76,000
                                                                      -----------
REAL PROPERTY--3.16%
  2,500     Champion Enterprises Incorporated*......................       48,750
  2,000     Chelsea GCA Realty Incorporated.........................       69,250
  2,000     Equity Residential Properties Trust.....................       82,500
  5,000     Oakwood Homes Corporation...............................      114,375
  1,500     Starwood Lodging Trust..................................       82,687
  2,500     Wellsford Residential Property Trust....................       60,625
                                                                      -----------
                                                                          458,187
                                                                      -----------
SECURITIES & ASSET MANAGEMENT--0.28%
  1,500     Amresco Incorporated*...................................       40,125
                                                                      -----------
SEMICONDUCTOR--1.07%
  2,500     Applied Materials, Incorporated*........................       89,844
    500     Intel Corporation.......................................       65,469
                                                                      -----------
                                                                          155,313
                                                                      -----------
SPECIALTY RETAIL--2.76%
  3,750     Consolidated Stores Corporation*........................      120,469
  3,000     Dollar General Corporation..............................       96,000
  6,000     Waban Incorporated*.....................................      156,000
  1,500     Zale Corporation*.......................................       28,687
                                                                      -----------
                                                                          401,156
                                                                      -----------
Total Common Stocks (cost--$11,050,403).............................   14,143,991
                                                                      -----------
PREFERRED STOCKS--6.84%
BANKS--1.77%
  5,000     Banco Commercial Portugues International Limited........      257,500
                                                                      -----------
ENERGY RESERVES & PRODUCTION--0.90%
  2,000     Devon Financing Trust+..................................      131,000
                                                                      -----------
FOREST PRODUCTS, PAPER--0.95%
  3,000     International Paper Capital Trust+......................      137,250
                                                                      -----------
LIFE INSURANCE--1.16%
  4,000     Sunamerica Incorporated.................................      169,000
                                                                      -----------
MEDIA--0.44%
    700     TCI Pacific Communications Incorporated.................       63,962
                                                                      -----------
MINING & METALS--0.38%
  1,000     Timet Capital Trust+....................................       54,500
                                                                      -----------
OTHER INSURANCE--0.71%
  2,000     Frontier Financing Trust+...............................      102,500
                                                                      -----------
THRIFT--0.53%
  1,500     Tosco Financing Trust+..................................       77,250
                                                                      -----------

Total Preferred Stocks (cost--$914,733).............................      992,962
                                                                      -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                               MATURITY           INTEREST
  (000)                                                                DATES               RATES          VALUE
---------                                                       --------------------  ---------------  -----------
CORPORATE BONDS--0.79%
COMPUTER HARDWARE--0.48%
 $   50     Quantum Corporation+..............................        03/01/03            5.000%       $    69,438
SEMICONDUCTOR--0.31%
     50     Cirrus Logic Incorporated+........................        12/15/03             6.000            45,500
                                                                                                       -----------
Total Corporate Bonds (cost--$100,000)........................                                             114,938
                                                                                                       -----------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--10.28%
  1,500     U.S. Treasury Bills (cost--$1,492,740)............        02/06/97             4.840         1,492,740
                                                                                                       -----------
REPURCHASE AGREEMENT--2.24%
            Repurchase Agreement dated 12/31/96 with State
              Street Bank & Trust Company, collateralized by
              $336,179 U.S. Treasury Bond, 7.250%, due
    325       08/15/22; proceeds: $325,086 (cost--$325,000)...        01/02/97             4.750           325,000
                                                                                                       -----------
Total Investments (cost--$13,882,876)--117.56%................                                          17,069,631

Liabilities in excess of other assets--(17.56)%...............                                          (2,549,387)
                                                                                                       -----------
Net Assets--100.00%...........................................                                         $14,520,244
                                                                                                       -----------
                                                                                                       -----------

------------

*     Non-income producing security

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR  American Depositary Receipt

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                  VALUE
---------                                                             -----------
COMMON STOCKS--107.44%
AGRICULTURE, FOOD & BEVERAGE--2.79%
   5,400    Dekalb Genetics Corporation.............................  $   275,400
   2,300    Phillip Morris Companies Incorporated...................      259,038
                                                                      -----------
                                                                          534,438
                                                                      -----------
APPAREL, RETAIL--4.07%
   4,700    Stein Mart Incorporated.................................       95,175
  10,300    TJX Companies Incorporated New..........................      487,962
   9,000    Woolworth Corporation*..................................      196,875
                                                                      -----------
                                                                          780,012
                                                                      -----------
APPAREL, TEXTILES--2.31%
   5,900    Liz Claiborne, Incorporated.............................      227,888
   7,400    Wolverine World Wide Incorporated.......................      214,600
                                                                      -----------
                                                                          442,488
                                                                      -----------
BANKS--0.14%
     600    TCF Financial Corporation...............................       26,100
                                                                      -----------
CHEMICALS--2.46%
   2,000    Avery Dennison Corporation..............................       70,750
  11,900    Gencorp Incorporated....................................      215,688
   4,600    Tredegar Industries Incorporated........................      184,575
                                                                      -----------
                                                                          471,013
                                                                      -----------
COMPUTER HARDWARE--9.35%
   5,800    Ascend Communications Incorporated*.....................      360,325
   5,800    Cascade Communications Corporation*.....................      319,725
   5,600    Cisco Systems Incorporated*.............................      356,300
  12,800    Sun Microsystems Incorporated*..........................      328,800
   7,500    Western Digital Corporation*............................      426,562
                                                                      -----------
                                                                        1,791,712
                                                                      -----------
COMPUTER SOFTWARE--14.32%
   7,200    BMC Software Incorporated*..............................      297,900
   6,900    Cadence Design Systems Incorporated*....................      274,275
   6,725    Computer Associates International Incorporated..........      334,569
   5,000    Compuware Corporation*..................................      250,625
   5,000    Fore Systems*...........................................      164,375
   1,800    Microsoft Corporation*..................................      148,725
   6,500    National Instruments Corporation........................      208,000
   5,400    Parametric Technology Corporation*......................      277,425
   7,200    Peoplesoft Incorporated*................................      345,150
   6,400    Rational Software Corporation...........................      253,200
   4,500    Videoserver Incorporated*...............................      191,250
                                                                      -----------
                                                                        2,745,494
                                                                      -----------
CONSUMER DURABLES--1.12%
   5,600    Ethan Allen Interiors Incorporated......................      215,600
                                                                      -----------
DRUGS & MEDICINE--4.25%
   7,200    Dura Pharmaceuticals Incorporated.......................      343,800
  11,700    Herbalife International Incorporated....................      381,712
   3,300    Rexall Sundown Incorporated.............................       89,719
                                                                      -----------
                                                                          815,231
                                                                      -----------
ELECTRICAL POWER--1.08%
   5,700    Zoltek Companies Incorporated (1).......................      207,338
                                                                      -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                  VALUE
---------                                                             -----------
COMMON STOCKS--(CONTINUED)
ENERGY RESERVES & PRODUCTION--2.74%
   5,100    Phillips Petroleum Company..............................  $   225,675
   5,800    United Meridian Corporation.............................      300,150
                                                                      -----------
                                                                          525,825
                                                                      -----------
FINANCIAL SERVICES--4.42%
   3,600    Aames Financial Corporation (1).........................      129,150
  10,700    Americredit Corporation.................................      219,350
   6,300    Green Tree Financial Corporation........................      243,337
   4,400    MBNA Corporation........................................      182,600
   2,600    Money Store Incorporated................................       71,825
                                                                      -----------
                                                                          846,262
                                                                      -----------
FOOD RETAIL--3.76%
   6,900    Safeway Incorporated*...................................      294,975
   7,100    Vons Companies Incorporated*............................      425,112
                                                                      -----------
                                                                          720,087
                                                                      -----------
FREIGHT, AIR, SEA, LAND--1.83%
   7,000    Expeditores International Washington Incorporated.......      161,000
   4,200    Tidewater Incorporated..................................      190,050
                                                                      -----------
                                                                          351,050
                                                                      -----------
HEAVY MACHINERY--0.35%
   4,200    JLG Industries, Incorporated............................       67,200
                                                                      -----------

HOTELS--3.15%
   3,300    Anchor Gaming...........................................      132,825
   4,400    HFS Incorporated*.......................................      262,900
   8,000    Hilton Hotels Corporation...............................      209,000
                                                                      -----------
                                                                          604,725
                                                                      -----------
INDUSTRIAL SERVICES/SUPPLIES--2.85%
   4,500    Corrections Corporation of America*.....................      137,812
   5,400    Devry Incorporated Delaware.............................      126,900
   5,200    Envoy Corporation New...................................      195,000
   2,500    Robert Half International Incorporated*.................       85,938
                                                                      -----------
                                                                          545,650
                                                                      -----------
INFORMATION & COMPUTER SERVICES--3.48%
   4,700    Gartner Group Incorporated*.............................      183,006
   4,600    HBO & Company...........................................      273,125
   4,100    Paychex, Incorporated...................................      210,894
                                                                      -----------
                                                                          667,025
                                                                      -----------
LEISURE--1.32%
   8,800    Callaway Golf Company...................................      253,000
                                                                      -----------

LIFE INSURANCE--3.75%
   6,000    Conseco Incorporated....................................      382,500
   7,600    SunAmerica Incorporated.................................      337,250
                                                                      -----------
                                                                          719,750
                                                                      -----------
LONG DISTANCE & PHONE COMPANIES--0.19%
   1,700    LCI International Incorporated*.........................       36,550
                                                                      -----------

MANUFACTURING--GENERAL--2.52%
   4,900    Kaydon Corporation......................................      230,913
   3,800    Quintiles Transnational Corporation*....................      251,750
                                                                      -----------
                                                                          482,663
                                                                      -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                  VALUE
---------                                                             -----------
COMMON STOCKS--(CONTINUED)
MANUFACTURING--HIGH TECHNOLOGY--7.32%
   1,000    Aspect Telecommunications Corporation*..................  $    63,500
   5,500    Comverse Technology Incorporated*.......................      207,969
   5,100    Dynatech Corporation....................................      225,675
   7,300    Jabil Circuit Incorporated..............................      292,000
   8,000    Pairgain Technologies Incorporated*.....................      243,500
   3,800    Sanmina Corporation.....................................      214,700
   3,500    SCI Systems Incorporated*...............................      156,187
                                                                      -----------
                                                                        1,403,531
                                                                      -----------
MEDICAL PROVIDERS--2.89%
   2,250    Health Management Associates Incorporated New*..........       50,625
   4,900    Lincare Holdings Incorporated*..........................      200,900
   4,300    Oxford Health Plans Incorporated*.......................      251,819
   1,750    Phycor Incorporated*....................................       49,656
                                                                      -----------
                                                                          553,000
                                                                      -----------
MINING & METALS--3.31%
   5,500    Getchell Gold Corporation...............................      211,062
   6,000    Oregon Metallurgical Corporation........................      193,500
  10,800    Zeigler Coal Holding Company............................      230,850
                                                                      -----------
                                                                          635,412
                                                                      -----------
MOTOR VEHICLES--1.99%
   6,200    Chrysler Corporation....................................      204,600
   6,400    Fleetwood Enterprises Incorporated......................      176,000
                                                                      -----------
                                                                          380,600
                                                                      -----------
OIL SERVICES--4.42%
  15,800    Global Marine Incorporated*.............................      325,875
  13,700    Marine Drilling Companies Incorporated..................      269,719
   9,500    Reading & Bates Corporation*............................      251,750
                                                                      -----------
                                                                          847,344
                                                                      -----------
OTHER INSURANCE--0.83%
   2,600    Orion Capital Corporation...............................      158,925
                                                                      -----------

PUBLISHING--1.47%
   6,800    Harland John H Company..................................      224,400
   1,100    Meredith Corporation....................................       58,025
                                                                      -----------
                                                                          282,425
                                                                      -----------
RAILROADS--0.47%
   3,400    Canadian Pacific Limited................................       90,100
                                                                      -----------
REAL PROPERTY--3.34%
   5,400    Apogee Enterprises Incorporated.........................      214,650
   6,200    Medusa Corporation......................................      213,125
   6,800    Southdown, Incorporated*................................      211,650
                                                                      -----------
                                                                          639,425
                                                                      -----------

SECURITIES & ASSET MANAGEMENT--2.66%
   4,305    Bear Stearns Company Incorporated.......................      120,002
   7,200    Edwards AG Incorporated.................................      242,100
   2,600    Morgan Stanley Group, Incorporated......................      148,525
                                                                      -----------
                                                                          510,627
                                                                      -----------
SEMICONDUCTOR--1.57%
   6,600    Vitesse Semiconductor Corporation.......................      300,300
                                                                      -----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                                  VALUE
---------                                                             -----------
COMMON STOCKS--(CONCLUDED)
SPECIALTY RETAIL--3.97%
   4,500    Bed, Bath & Beyond Incorporated*........................  $   109,125
  10,400    COMPUSA Incorporated*...................................      214,500
   5,500    Dollar Tree Stores Incorporated.........................      210,375
   8,700    MacFrugals Bargains Closeouts Incorporated*.............      227,287
                                                                      -----------
                                                                          761,287
                                                                      -----------
THRIFT--0.95%
   4,200    Washington Mutual Incorporated..........................      181,913
                                                                      -----------

Total Common Stocks (cost--$15,644,639).............................   20,594,102
                                                                      -----------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED--1.63%
MONEY MARKET FUNDS--1.63%
 308,100    Liquid Assets Portfolio.................................      308,100
   4,100    TempCash Portfolio......................................        4,100
                                                                      -----------

Total Money Market Funds (cost--$312,200)...........................      312,200
                                                                      -----------

PRINCIPAL
 AMOUNT                                                               MATURITY           INTEREST
  (000)                                                                 DATE               RATE
---------                                                       --------------------  ---------------
COMMERCIAL PAPER--1.04%
  $199      Merrill Lynch & Co., Inc. (cost--$198,964)........        01/02/97            6.500%           198,964
                                                                                                       -----------

Total Investments (cost--$16,155,803)--110.11%................                                          21,105,266

Liabilities in excess of other assets--(10.11)%...............                                          (1,938,149)
                                                                                                       -----------

Net Assets--100.00%...........................................                                         $19,167,117
                                                                                                       -----------
                                                                                                       -----------

------------

*   Non-income producing security

(1)  Security, or a portion thereof, was loaned at December 31, 1996.

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HIGH GRADE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                               MATURITY           INTEREST
  (000)                                                                DATES               RATES          VALUE
---------                                                       --------------------  ---------------   ----------
U. S. GOVERNMENT OBLIGATIONS--19.61%
 $  120     U.S. Treasury Bonds...............................        08/15/25             6.875%       $  122,287
    200     U.S. Treasury Lincs...............................        08/15/09             6.000           186,731
  1,224     U.S. Treasury Notes...............................  12/31/99 to 10/15/06  6.375 to 7.750     1,240,926
                                                                                                        ----------
Total U. S. Government Obligations (cost--$1,560,749).........                                           1,549,944
                                                                                                        ----------
MORTGAGE BACKED SECURITIES--39.52%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--7.79%
    464     GNMA..............................................        01/15/24             7.000           453,912
    154     GNMA..............................................        11/15/17             8.500           162,001
                                                                                                        ----------
Total Government National Mortgage Association Certificates
  (cost--$596,166)............................................                                             615,913
                                                                                                        ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--23.56%
    265     FNMA..............................................        02/02/06             5.875           250,374
     75     FNMA..............................................        12/01/08             6.000            72,160
    260     FNMA ARM..........................................        12/01/26             6.089           258,659
    200     FNMA..............................................       TBA 30 YR             7.000           195,687
    560     FNMA..............................................  04/01/09 to 10/01/23       7.000           550,217
    372     FNMA..............................................        07/01/09             7.500           377,424
    154     FNMA..............................................        09/01/11             8.000           156,999
                                                                                                        ----------
Total Federal National Mortgage Association Certificates
  (cost--$1,861,728)..........................................                                           1,861,520
                                                                                                        ----------
COLLATERALIZED MORTGAGE OBLIGATIONS--8.17%
            CS First Boston Mortgage Securities Corporation,
     94       Series 1995-WF1-A1..............................        12/21/27             6.452            93,008
    174     FDIC REMIC Trust 1994-C1, Class 2A2...............        09/25/25             7.850           176,298
     80     FDIC REMIC Trust 1996-C1, Class 1A................        07/25/26             6.750            79,812
            Merrill Lynch Mortgage Investments Incorporated,
    195       Series 1996-C1, Class A1........................        04/25/28             7.150           196,300
            Mortgage Capital Funding Incorporated, Series
    100       1996-MC2, Class A1..............................        12/21/26             6.758           100,141
                                                                                                        ----------
Total Collateralized Mortgage Obligations (cost--$648,456)....                                             645,559
                                                                                                        ----------
Total Mortgage Backed Securities (cost--$3,106,350)...........                                           3,122,992
                                                                                                        ----------
CORPORATE BONDS--36.27%
BANKS--5.60%
    200     BankAmerica Corporation...........................        06/15/04             7.625           207,547
    225     JP Morgan & Company Incorporated..................        09/15/04             7.625           235,046
                                                                                                        ----------
                                                                                                           442,593
                                                                                                        ----------
DIVERSIFIED RETAIL--2.96%
    250     Wal Mart Stores Incorporated......................        10/15/05             5.875           234,207
                                                                                                        ----------
FINANCIAL SERVICES--3.82%
    300     Commercial Credit Group Incorporated..............        05/01/02             6.875           302,050
                                                                                                        ----------
FREIGHT, AIR, LAND, SEA--3.22%
    225     United Parcel Service Incorporated................        04/01/20             8.375           254,358
                                                                                                        ----------
HOUSEHOLD PRODUCTS--2.58%
    225     Procter & Gamble Corporation......................        01/15/26             6.450           204,018
                                                                                                        ----------
INSURANCE--12.21%
    250     American Re Corporation+..........................        12/15/26             7.450           250,340
    250     Equitable Life+...................................        12/01/05             6.950           244,915
    225     Loews Corporation.................................        12/15/06             6.750           218,433
    250     Travelers Aetna Property Casualty Corporation.....        04/15/01             6.750           251,107
                                                                                                        ----------
                                                                                                           964,795
                                                                                                        ----------

PaineWebber Series Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HIGH GRADE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                               MATURITY           INTEREST
  (000)                                                                DATES               RATES          VALUE
---------                                                       --------------------  ---------------   ----------
CORPORATE BONDS--(CONCLUDED)
MEDIA--3.04%
 $  225     Continental Cablevision Incorporated..............        05/15/06             8.300%       $  240,083
                                                                                                        ----------
SECURITIES & ASSET MANAGEMENT--2.84%
    225     Lehman Brothers Holdings Incorporated.............        09/15/03             7.125           224,288
                                                                                                        ----------
Total Corporate Bonds (cost--$2,812,527)......................                                           2,866,392
                                                                                                        ----------
YANKEE BONDS--8.60%
    225     ABN-AMRO Bank NV..................................        05/15/23             7.750           231,293
    225     Dresdner Bank AG..................................        09/15/05             6.625           219,754
    225     Societe Generale..................................        06/01/06             7.400           228,902
    250     Toronto Dominion Bank of Ontario..................        08/15/08             6.500           238,475
                                                                                                        ----------
Total Yankee Bonds (cost--$895,551)...........................                                             918,424
                                                                                                        ----------
REPURCHASE AGREEMENT--3.42%
            Repurchase Agreement dated 12/31/96 with State
              Street Bank & Trust Company, collateralized by
              $279,287 U.S. Treasury Notes, 7.250%, due
    270       8/15/22; proceeds: $270,071 (cost--$270,000)....        01/02/97             4.750           270,000
                                                                                                        ----------
Total Investments (cost--$8,645,177)--110.45%.................                                           8,727,752

Liabilities in excess of other assets--(10.45)%...............                                            (825,714)
                                                                                                        ----------
Net Assets--100.00%...........................................                                          $7,902,038
                                                                                                        ----------
                                                                                                        ----------

------------

+          Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ARM        Adjustable Rate Mortgage -- The rate shown is the current rate as of December 31, 1996.
REMIC      Real Estate Mortgage Investment Conduit
TBA        To Be Assigned -- Securities are purchased on a forward commitment with an approximate (generally
           +/-1.0%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1996
--------------------------------------------------------------------------------

                                                                                         MONEY
                                                                                        MARKET         GROWTH
                                                                                       PORTFOLIO      PORTFOLIO
                                                                                     -------------  -------------
ASSETS
  Investments, at value (cost--$12,240,383; $30,359,082; $22,850,725; $25,438,857;
    $11,367,437; $30,326,478; $13,882,876; $16,155,803 and $8,645,177,
    respectively)..................................................................  $  12,240,383  $  45,218,441

  Cash (including cash denominated in foreign currencies)..........................          3,221          1,411
  Dividends and interest receivable................................................        108,197         16,202
  Receivable for investments sold..................................................       --               46,250
  Unrealized appreciation of forward foreign currency contracts....................       --             --
  Deferred organizational expenses and other assets................................       --                  225
                                                                                     -------------  -------------
      Total assets.................................................................     12,351,801     45,282,529
                                                                                     -------------  -------------

LIABILITIES
  Dividends payable to shareholders................................................         43,099      6,886,404
  Payable to investment adviser....................................................          5,259         27,303
  Payable for investments purchased................................................       --              120,625
  Collateral for securities loaned.................................................       --            1,829,000
  Payable for shares of beneficial interest repurchased............................       --             --
  Unrealized depreciation of forward foreign currency contracts....................       --             --
  Accrued expenses and other liabilities...........................................         16,282         62,483
                                                                                     -------------  -------------
      Total liabilities............................................................         64,640      8,925,815
                                                                                     -------------  -------------

NET ASSETS
  Beneficial interest shares of $0.001 par value outstanding--12,295,961;
    2,079,982; 1,870,467; 2,194,139; 1,046,985; 2,669,194; 1,183,876; 1,464,332 and
    868,486, respectively (unlimited amount authorized)............................     12,297,572     21,647,772
  Accumulated net investment income (loss).........................................       --             --
  Accumulated net realized gains (losses) from investment transactions.............        (10,411)      (150,417)
  Net unrealized appreciation (depreciation) of investments and other assets and
    liabilities denominated in foreign currencies..................................       --           14,859,359
                                                                                     -------------  -------------
      Net assets...................................................................  $  12,287,161  $  36,356,714
                                                                                     -------------  -------------
                                                                                     -------------  -------------

Net asset value, offering price and redemption value per share.....................          $1.00         $17.48
                                                                                     -------------  -------------
                                                                                     -------------  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                                                       HIGH GRADE
                                     GLOBAL       GLOBAL       STRATEGIC                     GROWTH      AGGRESSIVE      FIXED
                                     GROWTH       INCOME     FIXED INCOME     BALANCED     AND INCOME      GROWTH        INCOME
                                    PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO      PORTFOLIO    PORTFOLIO
                                   -----------  -----------  -------------   -----------  ------------   -----------  ------------
ASSETS
Investments, at value
(cost--$12,240,383; $30,359,082;   $26,257,335  $25,767,286   $11,416,534    $33,665,524  $17,069,631    $21,105,266  $ 8,727,752

Cash (including cash denominated
in foreign currencies)...........      --             3,856           564        --             4,275          9,120        2,525
Dividends and interest
receivable.......................       12,208      535,997        92,667        197,176       16,837         14,375       96,175
Receivable for investments
sold.............................      181,757      --            --              83,758       29,586        --           --
Unrealized appreciation of
forward foreign currency
contracts........................      --           121,364       --             --           --             --           --
Deferred organizational expenses
and other assets.................       22,124      --                119            888      --             --                 5
                                   -----------  -----------  -------------   -----------  ------------   -----------  ------------
      Total assets...............   26,473,424   26,428,503    11,509,884     33,947,346   17,120,329     21,128,761    8,826,457
                                   -----------  -----------  -------------   -----------  ------------   -----------  ------------

LIABILITIES
Dividends payable to
shareholders.....................      142,283    1,674,829       732,890      4,090,806    2,546,163      1,587,776      451,613
Payable to investment adviser....       16,289       16,793         4,892         21,281       10,164         14,011        3,559
Payable for investments
purchased........................      122,370      --            --             572,575      --             --           457,109
Collateral for securities
loaned...........................      326,000      --            --             --           --             312,200      --
Payable for shares of beneficial
interest repurchased.............       23,119       45,547       --             --           --             --           --
Unrealized depreciation of
forward foreign currency
contracts........................      --           170,994       --             --           --             --           --
Accrued expenses and other
liabilities......................      142,101       84,175        83,069         38,991       43,758         47,657       12,138
                                   -----------  -----------  -------------   -----------  ------------   -----------  ------------
      Total liabilities..........      772,162    1,992,338       820,851      4,723,653    2,600,085      1,961,644      924,419
                                   -----------  -----------  -------------   -----------  ------------   -----------  ------------

NET ASSETS
Beneficial interest shares of
$0.001 par value                    25,210,341   24,320,895    10,934,417     25,893,275   11,338,992     14,216,111    7,872,540
Accumulated net investment income
(loss)...........................      (48,131)    (163,460)       (2,844)       --             3,226         (3,154)      (5,293)
Accumulated net realized gains
(losses) from investment
transactions.....................   (2,867,261)         (98)     (272,209)        (8,628)      (8,729)         4,697      (47,784)
Net unrealized appreciation
(depreciation) of investments and
other assets and liabilities
denominated in foreign
currencies.......................    3,406,313      278,828        29,669      3,339,046    3,186,755      4,949,463       82,575
                                   -----------  -----------  -------------   -----------  ------------   -----------  ------------
      Net assets.................  $25,701,262  $24,436,165   $10,689,033    $29,223,693  $14,520,244    $19,167,117  $ 7,902,038
                                   -----------  -----------  -------------   -----------  ------------   -----------  ------------
                                   -----------  -----------  -------------   -----------  ------------   -----------  ------------

Net asset value, offering price
  and redemption value per
  share..........................       $13.74       $11.14        $10.21         $10.95       $12.27         $13.09        $9.10

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

                                                                                            MONEY
                                                                                            MARKET       GROWTH
                                                                                          PORTFOLIO    PORTFOLIO
                                                                                          ----------  ------------
    INVESTMENT INCOME:
    Interest (net of foreign withholding taxes, if any).................................  $  861,749  $    205,132
    Dividends (net of foreign withholding taxes, if any)................................      --           162,279
                                                                                          ----------  ------------
                                                                                             861,749       367,411
                                                                                          ----------  ------------
    EXPENSES:
    Investment advisory and administration..............................................      79,283       325,065
    Legal and audit.....................................................................      42,145        52,858
    Custody and accounting..............................................................      31,441        55,688
    Reports and notices to shareholders.................................................      19,854        43,444
    Trustees' fees and expenses.........................................................       8,750         8,750
    Transfer agency fees and expenses...................................................       1,500         1,500
    Amortization of organizational expenses.............................................      --           --
    Other expenses......................................................................       1,976         6,165
                                                                                          ----------  ------------
                                                                                             184,949       493,470
                                                                                          ----------  ------------
    Net investment income (loss)........................................................     676,800      (126,059)
                                                                                          ----------  ------------
    REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT TRANSACTIONS:
    Net realized gains (losses) from:
    Investment transactions.............................................................       5,435     6,920,115
    Foreign currency transactions.......................................................      --           --
    Net change in unrealized appreciation/depreciation of:
    Investments.........................................................................      --           492,510
      Other assets, liabilities and forward contracts denominated in foreign
        currencies......................................................................      --           --
                                                                                          ----------  ------------
    Net realized and unrealized gains (losses) from investment transactions.............       5,435     7,412,625
                                                                                          ----------  ------------
    Net increase in net assets resulting from operations................................  $  682,235  $  7,286,566
                                                                                          ----------  ------------
                                                                                          ----------  ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                                             HIGH GRADE
                             GLOBAL      GLOBAL      STRATEGIC                    GROWTH      AGGRESSIVE       FIXED
                             GROWTH      INCOME    FIXED INCOME     BALANCED    AND INCOME      GROWTH         INCOME
                           PORTFOLIO   PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO
                           ----------  ----------  -------------   -----------  -----------  ------------   ------------
INVESTMENT INCOME:
Interest (net of foreign
withholding taxes, if
any).....................  $   22,638  $2,493,510    $ 929,343     $   804,838  $   81,835    $   18,065     $ 592,548
Dividends (net of foreign
withholding taxes, if
any).....................     389,893      --          --              371,557     247,151       132,891        --
                           ----------  ----------  -------------   -----------  -----------  ------------   ------------
                              412,531   2,493,510      929,343       1,176,395     328,986       150,956       592,548
                           ----------  ----------  -------------   -----------  -----------  ------------   ------------
EXPENSES:
Investment advisory and
administration...........     198,128     230,262       62,785         249,995     111,599       155,896        44,461
Legal and audit..........      23,780      55,738       49,484          51,100      42,141        55,562        45,356
Custody and accounting...      30,711     121,386       39,228          58,826      38,655        42,943        26,462
Reports and notices to
shareholders.............      24,402      39,548       27,075          36,033      34,223        19,500        11,430
Trustees' fees and
expenses.................       8,750       8,750        8,750           8,750       8,750         8,750         8,750
Transfer agency fees and
expenses.................       1,500       1,500        1,500           1,500       1,500         1,500         1,500
Amortization of
organizational
expenses.................      --          --          --              --           10,614       --             --
Other expenses...........       2,801      23,270        2,555           6,888       3,885        11,376         6,002
                           ----------  ----------  -------------   -----------  -----------  ------------   ------------
                              290,072     480,454      191,377         413,092     251,367       295,527       143,961
                           ----------  ----------  -------------   -----------  -----------  ------------   ------------
Net investment income
(loss)...................     122,459   2,013,056      737,966         763,303      77,619      (144,571)      448,587
                           ----------  ----------  -------------   -----------  -----------  ------------   ------------
REALIZED AND UNREALIZED
GAINS (LOSSES) FROM
INVESTMENT TRANSACTIONS:
Net realized gains
(losses) from:
Investment
transactions.............   1,324,543     552,474     (172,806)      3,319,346   2,474,005     1,629,658        13,605
Foreign currency
transactions.............
                              (28,307)   (153,052)        (921)        --           --           --             --
Net change in unrealized
appreciation/depreciation
of:
Investments..............   2,292,264    (601,324)    (217,268)        970,372     572,936     2,835,132      (368,487)
                               (2,576)     21,138        9,255         --           --           --             --
                           ----------  ----------  -------------   -----------  -----------  ------------   ------------
Net realized and
unrealized gains (losses)
from investment
transactions.............   3,585,924    (180,764)    (381,740)      4,289,718   3,046,941     4,464,790      (354,882)
                           ----------  ----------  -------------   -----------  -----------  ------------   ------------
Net increase in net
assets resulting from
operations...............  $3,708,383  $1,832,292    $ 356,226     $ 5,053,021  $3,124,560    $4,320,219     $  93,705
                           ----------  ----------  -------------   -----------  -----------  ------------   ------------
                           ----------  ----------  -------------   -----------  -----------  ------------   ------------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------

                                                                                          MONEY MARKET PORTFOLIO
                                                                                         ------------------------
                                                                                           FOR THE YEARS ENDED
                                                                                               DECEMBER 31,
                                                                                         ------------------------
                                                                                            1996         1995
                                                                                         -----------  -----------
FROM OPERATIONS:
    Net investment income..............................................................  $   676,800  $ 1,346,538
    Net realized gains from investment transactions....................................        5,435        1,021
                                                                                         -----------  -----------
    Net increase in net assets resulting from operations...............................      682,235    1,347,559
                                                                                         -----------  -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income..............................................................     (676,800)  (1,346,538)
                                                                                         -----------  -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from the sale of shares...............................................   10,397,169   18,374,704
    Cost of shares repurchased.........................................................  (20,822,547) (22,800,127)
    Proceeds from dividends reinvested.................................................      732,906    1,356,406
                                                                                         -----------  -----------
    Net decrease in net assets derived from beneficial interest transactions...........   (9,692,472)  (3,069,017)
                                                                                         -----------  -----------
    Net decrease in net assets.........................................................   (9,687,037)  (3,067,996)

NET ASSETS:
    Beginning of period................................................................   21,974,198   25,042,194
                                                                                         -----------  -----------
    End of period......................................................................  $12,287,161  $21,974,198
                                                                                         -----------  -----------
                                                                                         -----------  -----------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------

                                                                                             GROWTH PORTFOLIO
                                                                                         ------------------------
                                                                                           FOR THE YEARS ENDED
                                                                                               DECEMBER 31,
                                                                                         ------------------------
                                                                                            1996         1995
                                                                                         -----------  -----------
FROM OPERATIONS:
    Net investment income (loss).......................................................  $  (126,059) $   103,153
    Net realized gains from investment transactions....................................    6,920,115    4,013,576
    Net change in unrealized appreciation/depreciation of investments..................      492,510    8,506,699
                                                                                         -----------  -----------
    Net increase in net assets resulting from operations...............................    7,286,566   12,623,428
                                                                                         -----------  -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income..............................................................      --          (190,395)
    Net realized gains from investments................................................   (6,898,716)  (3,971,808)
                                                                                         -----------  -----------
                                                                                          (6,898,716)  (4,162,203)
                                                                                         -----------  -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from the sale of shares...............................................    5,722,479    6,496,559
    Cost of shares repurchased.........................................................  (16,565,313) (14,453,279)
    Proceeds from dividends reinvested.................................................    4,027,837    3,144,360
                                                                                         -----------  -----------
    Net decrease in net assets derived from beneficial interest transactions...........   (6,814,997)  (4,812,360)
                                                                                         -----------  -----------
    Net increase (decrease) in net assets..............................................   (6,427,147)   3,648,865

NET ASSETS:
    Beginning of period................................................................   42,783,861   39,134,996
                                                                                         -----------  -----------
    End of period......................................................................  $36,356,714  $42,783,861
                                                                                         -----------  -----------
                                                                                         -----------  -----------

                 See accompanying notes to financial statements

PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------

                                                                                         GLOBAL GROWTH PORTFOLIO
                                                                                         ------------------------
                                                                                           FOR THE YEARS ENDED
                                                                                               DECEMBER 31,
                                                                                         ------------------------
                                                                                            1996         1995
                                                                                         -----------  -----------
FROM OPERATIONS:
    Net investment income..............................................................  $   122,459  $    34,469
    Net realized gains (losses) from:
        Investment transactions........................................................    1,324,543   (3,970,722)
        Foreign currency transactions..................................................      (28,307)    (125,201)
    Net change in unrealized appreciation/depreciation of:
        Investments....................................................................    2,292,264    2,259,000
        Other assets and liabilities denominated in foreign currencies.................       (2,576)       4,191
                                                                                         -----------  -----------
    Net increase (decrease) in net assets resulting from operations....................    3,708,383   (1,798,263)
                                                                                         -----------  -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income..............................................................     (142,283)     --
                                                                                         -----------  -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from the sale of shares...............................................    2,414,636    2,842,004
    Cost of shares repurchased.........................................................   (8,786,727) (15,384,651)
    Proceeds from dividends reinvested.................................................      --         2,355,062
                                                                                         -----------  -----------
    Net decrease in net assets derived from beneficial interest transactions...........   (6,372,091) (10,187,585)
                                                                                         -----------  -----------
    Net decrease in net assets.........................................................   (2,805,991) (11,985,848)

NET ASSETS:
    Beginning of period................................................................   28,507,253   40,493,101
                                                                                         -----------  -----------
    End of period......................................................................  $25,701,262  $28,507,253
                                                                                         -----------  -----------
                                                                                         -----------  -----------

                 See accompanying notes to financial statements

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PaineWebber Series Trust
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------

                                                                                         GLOBAL INCOME PORTFOLIO
                                                                                         ------------------------
                                                                                           FOR THE YEARS ENDED
                                                                                               DECEMBER 31,
                                                                                         ------------------------
                                                                                            1996         1995
                                                                                         -----------  -----------
FROM OPERATIONS:
    Net investment income..............................................................  $ 2,013,056  $ 3,388,558
    Net realized gains (losses) from:
        Investment transactions........................................................      552,474      654,621
        Foreign currency transactions..................................................     (153,052)     530,557
    Net change in unrealized appreciation/depreciation of:
        Investments....................................................................     (601,324)   1,949,600
        Other assets, liabilities and forward contracts denominated in foreign
        currencies.....................................................................       21,138     (555,776)
                                                                                         -----------  -----------
    Net increase in net assets resulting from operations...............................    1,832,292    5,967,560
                                                                                         -----------  -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income..............................................................   (1,740,961)  (3,743,994)
    Net realized gains from investments................................................      (18,905)     --
                                                                                         -----------  -----------
                                                                                          (1,759,866)  (3,743,994)
                                                                                         -----------  -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from the sale of shares...............................................    1,111,951    1,301,569
    Cost of shares repurchased.........................................................  (15,880,673) (21,821,807)
    Proceeds from dividends reinvested.................................................    3,432,887    1,307,800
                                                                                         -----------  -----------
    Net decrease in net assets derived from beneficial interest transactions...........  (11,335,835) (19,212,438)
                                                                                         -----------  -----------
    Net decrease in net assets.........................................................  (11,263,409) (16,988,872)

NET ASSETS:
    Beginning of period................................................................   35,699,574   52,688,446
                                                                                         -----------  -----------
    End of period......................................................................  $24,436,165  $35,699,574
                                                                                         -----------  -----------
                                                                                         -----------  -----------

                 See accompanying notes to financial statements

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--------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------

                                                                                     STRATEGIC FIXED INCOME
                                                                                            PORTFOLIO
                                                                                   ---------------------------
                                                                                       FOR THE YEARS ENDED
                                                                                          DECEMBER 31,
                                                                                   ---------------------------
                                                                                        1996          1995
                                                                                   --------------  -----------
FROM OPERATIONS:
    Net investment income........................................................   $    737,966   $ 1,144,229
    Net realized gains (losses) from:
        Investment transactions..................................................       (172,806)      983,389
        Foreign currency transactions............................................           (921)           (8)
    Net change in unrealized appreciation/depreciation of:
        Investments..............................................................       (217,268)      936,088
        Other assets and liabilities denominated in foreign currencies...........          9,255        (9,403)
                                                                                   --------------  -----------
    Net increase in net assets resulting from operations.........................        356,226     3,054,295
                                                                                   --------------  -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income........................................................       (732,890)   (1,139,505)
    Net realized gains from investments..........................................        (99,878)     (989,297)
                                                                                   --------------  -----------
                                                                                        (832,768)   (2,128,802)
                                                                                   --------------  -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from the sale of shares.........................................      1,827,507     2,921,636
    Cost of shares repurchased...................................................     (6,631,576)   (8,696,373)
    Proceeds from dividends reinvested...........................................      2,228,680     1,570,233
                                                                                   --------------  -----------
    Net decrease in net assets derived from beneficial interest transactions.....     (2,575,389)   (4,204,504)
                                                                                   --------------  -----------
    Net decrease in net assets...................................................     (3,051,931)   (3,279,011)

NET ASSETS:
    Beginning of period..........................................................     13,740,964    17,019,975
                                                                                   --------------  -----------
    End of period................................................................   $ 10,689,033   $13,740,964
                                                                                   --------------  -----------
                                                                                   --------------  -----------

                 See accompanying notes to financial statements

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Statement of Changes in Net Assets
------------------------------------------------------------

                                                                                         BALANCED PORTFOLIO
                                                                                     ---------------------------
                                                                                         FOR THE YEARS ENDED
                                                                                            DECEMBER 31,
                                                                                     ---------------------------
                                                                                          1996          1995
                                                                                     --------------  -----------
FROM OPERATIONS:
    Net investment income..........................................................   $    763,303   $   761,674
    Net realized gains from investment transactions................................      3,319,346     1,787,409
    Net change in unrealized appreciation/depreciation of investments..............        970,372     2,985,937
                                                                                     --------------  -----------
    Net increase in net assets resulting from operations...........................      5,053,021     5,535,020
                                                                                     --------------  -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income..........................................................       (762,589)     (761,194)
    Net realized gains from investments............................................     (3,328,217)   (1,568,321)
                                                                                     --------------  -----------
                                                                                        (4,090,806)   (2,329,515)
                                                                                     --------------  -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from the sale of shares...........................................     13,793,963     3,408,739
    Cost of shares repurchased.....................................................    (11,275,286)   (9,485,923)
    Proceeds from dividends reinvested.............................................      2,329,515     3,021,779
                                                                                     --------------  -----------
    Net increase (decrease) in net assets derived from beneficial interest
     transactions..................................................................      4,848,192    (3,055,405)
                                                                                     --------------  -----------
    Net increase in net assets.....................................................      5,810,407       150,100

NET ASSETS:
    Beginning of period............................................................     23,413,286    23,263,186
                                                                                     --------------  -----------
    End of period..................................................................   $ 29,223,693   $23,413,286
                                                                                     --------------  -----------
                                                                                     --------------  -----------

                 See accompanying notes to financial statements

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--------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------

                                                                                         GROWTH AND INCOME
                                                                                             PORTFOLIO
                                                                                      ------------------------
                                                                                        FOR THE YEARS ENDED
                                                                                            DECEMBER 31,
                                                                                      ------------------------
                                                                                         1996         1995
                                                                                      -----------  -----------
FROM OPERATIONS:
    Net investment income...........................................................  $    77,619  $   125,687
    Net realized gains from investment transactions.................................    2,474,005      592,325
    Net change in unrealized appreciation/depreciation of investments...............      572,936    2,818,337
                                                                                      -----------  -----------
    Net increase in net assets resulting from operations............................    3,124,560    3,536,349
                                                                                      -----------  -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...........................................................      (71,861)    (125,999)
    Net realized gains from investments.............................................   (2,474,302)     (31,656)
                                                                                      -----------  -----------
                                                                                       (2,546,163)    (157,655)
                                                                                      -----------  -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from the sale of shares............................................    3,555,574    5,263,538
    Cost of shares repurchased......................................................   (4,567,939)  (6,857,288)
    Proceeds from dividends reinvested..............................................      157,655      140,023
                                                                                      -----------  -----------
    Net decrease in net assets derived from beneficial interest transactions........     (854,710)  (1,453,727)
                                                                                      -----------  -----------
    Net increase (decrease) in net assets...........................................     (276,313)   1,924,967

NET ASSETS:
    Beginning of period.............................................................   14,796,557   12,871,590
                                                                                      -----------  -----------
    End of period...................................................................  $14,520,244  $14,796,557
                                                                                      -----------  -----------
                                                                                      -----------  -----------

                 See accompanying notes to financial statements

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--------------------------------------------------------------------------------
Statement of Changes in Net Assets
------------------------------------------------------------

                                                                                         AGGRESSIVE GROWTH
                                                                                             PORTFOLIO
                                                                                      ------------------------
                                                                                        FOR THE YEARS ENDED
                                                                                            DECEMBER 31,
                                                                                      ------------------------
                                                                                         1996         1995
                                                                                      -----------  -----------
FROM OPERATIONS:
    Net investment income (loss)....................................................  $  (144,571) $    38,977
    Net realized gains from investment transactions.................................    1,629,658    1,186,424
    Net change in unrealized appreciation/depreciation of investments...............    2,835,132    1,761,260
                                                                                      -----------  -----------
    Net increase in net assets resulting from operations............................    4,320,219    2,986,661
                                                                                      -----------  -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...........................................................      --           (37,374)
    Net realized gains from investments.............................................   (1,587,776)    (495,199)
                                                                                      -----------  -----------
                                                                                       (1,587,776)    (532,573)
                                                                                      -----------  -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from the sale of shares............................................    2,195,993    3,941,115
    Cost of shares repurchased......................................................   (3,954,371)  (2,342,734)
    Proceeds from dividends reinvested..............................................      532,573        7,556
                                                                                      -----------  -----------
    Net increase (decrease) in net assets derived from beneficial interest
     transactions...................................................................   (1,225,805)   1,605,937
                                                                                      -----------  -----------
    Net increase in net assets......................................................    1,506,638    4,060,025

NET ASSETS:
    Beginning of period.............................................................   17,660,479   13,600,454
                                                                                      -----------  -----------
    End of period...................................................................  $19,167,117  $17,660,479
                                                                                      -----------  -----------
                                                                                      -----------  -----------

                 See accompanying notes to financial statements

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Statement of Changes in Net Assets
------------------------------------------------------------

                                                                                              HIGH GRADE FIXED
                                                                                              INCOME PORTFOLIO
                                                                                          ------------------------
                                                                                            FOR THE YEARS ENDED
                                                                                                DECEMBER 31,
                                                                                          ------------------------
                                                                                             1996         1995
                                                                                          -----------  -----------

FROM OPERATIONS:
    Net investment income...............................................................  $   448,587  $   543,112
    Net realized gains from investment transactions.....................................       13,605       25,005
    Net change in unrealized appreciation/depreciation of investments...................     (368,487)     831,524
                                                                                          -----------  -----------
    Net increase in net assets resulting from operations................................       93,705    1,399,641
                                                                                          -----------  -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...............................................................     (451,613)    (544,295)
                                                                                          -----------  -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from the sale of shares................................................    1,586,211    3,145,013
    Cost of shares repurchased..........................................................   (3,017,538)  (2,711,457)
    Proceeds from dividends reinvested..................................................      544,295      220,084
                                                                                          -----------  -----------
    Net increase (decrease) in net assets derived from beneficial interest
     transactions.......................................................................     (887,032)     653,640
                                                                                          -----------  -----------
    Net increase (decrease) in net assets...............................................   (1,244,940)   1,508,986

NET ASSETS:
    Beginning of period.................................................................    9,146,978    7,637,992
                                                                                          -----------  -----------
    End of period.......................................................................   $7,902,038   $9,146,978
                                                                                          -----------  -----------
                                                                                          -----------  -----------

                 See accompanying notes to financial statements

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Notes to Financial Statements
------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    PaineWebber Series Trust (the "Fund") is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's board of trustees has the authority to issue an unlimited number of shares of beneficial interest, par value $0.001.

    As of December 31, 1996, the Fund has nine series of shares available for investment, each having its own investment objectives and policies: the Money Market Portfolio, the Growth Portfolio, the Global Growth Portfolio, the Global Income Portfolio, the Strategic Fixed Income Portfolio, the Balanced Portfolio, the Growth and Income Portfolio, the Aggressive Growth Portfolio and the High Grade Fixed Income Portfolio (collectively referred to as the "Portfolios"). At the close of business on January 26, 1996, shares of the former Asset Allocation Portfolio were substituted for all shares of the former Balanced Portfolio, the sub-advisory agreement between Mitchell Hutchins and Provident Investment Counsel, Inc. was terminated, and the former Asset Allocation Portfolio was renamed the Balanced Portfolio.

    All series of shares are diversified except Global Income Portfolio. Shares of each series of the Fund are offered only to insurance company separate accounts which fund certain variable contracts. Shares of each series of the Fund are offered to separate accounts of PaineWebber Life Insurance Company ("PaineWebber Life"). PaineWebber Life is a wholly-owned subsidiary of PaineWebber Life Holdings Inc., which in turn is a wholly-owned subsidiary of PaineWebber Group Inc.

    ORGANIZATIONAL MATTERS--The costs incurred by the Growth and Income Portfolio in connection with its organization and registration of shares of the Portfolio have been deferred and are being amortized using the straight-line method over the period of benefit, not to exceed five years, beginning with the commencement of operations of the Portfolio.

    The preparation of financial statements in accordance with generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    VALUATION OF INVESTMENTS--Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), or by the applicable sub-adviser, as the primary market for each Portfolio. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last trade price on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation. The amortized cost method of valuation, which

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--------------------------------------------------------------------------------
------------------------------------------------------------
approximates market value, is used to value debt obligations with sixty days or less remaining to maturity, including the Money Market Portfolio which values all of its investments at amortized cost, unless the Fund's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees.

    All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodians, unless the board of trustees determines that this does not represent fair value. Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in a computation of the Portfolios' net asset values. If events materially affecting the value of such investments or currency exchange rates occurs during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's board of trustees.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") (except for certain dividends from foreign securities that are recorded as soon after the ex-date as the respective Portfolios, using reasonable diligence, become aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

    The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of investment securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax purposes.

    Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes.

    FORWARD FOREIGN CURRENCY CONTRACTS--Certain Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to

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--------------------------------------------------------------------------------
------------------------------------------------------------
hedge the U.S. dollar value of portfolio securities denominated in a particular currency. These Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Mitchell Hutchins, or the applicable sub-adviser, anticipates that there is a correlation between the two currencies.

    These Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may not enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

    Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

    Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolios. Realized gains and losses include net gains or losses recognized by the Portfolios on contracts which have matured.

    OPTION WRITING--Certain Portfolios may write (sell) put and call options in order to gain exposure to or protect against changes in the market. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

    FUTURES CONTRACTS--Currently, Strategic Fixed Income Portfolio is the only Portfolio currently engaged in future contracts as an alternative investment for traditional treasury securities. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

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------------------------------------------------------------

    Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

    REPURCHASE AGREEMENTS--Each Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

    REVERSE REPURCHASE AGREEMENTS--Each Portfolio may enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate value of not more than 5% of its total assets (10% of total assets for the Global Income and Balanced Portfolios). At December 31, 1996, the Portfolios had no reverse repurchase agreements outstanding.

    DIVIDENDS AND DISTRIBUTIONS-- Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

CONCENTRATION OF RISK

    Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which this Fund is authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

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    Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

    The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

    The Fund's board of trustees has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund and each Portfolio. Mitchell Hutchins receives compensation from the Fund, computed daily and payable monthly, as follows:

                                                                                  ANNUAL RATE
                                                                                AS A PERCENTAGE
                                                                              OF EACH PORTFOLIO'S
                                                                              AVERAGE NET ASSETS
                                                                             ---------------------
Money Market Portfolio.....................................................             0.50%
Growth Portfolio...........................................................             0.75
Global Growth Portfolio....................................................             0.75
Global Income Portfolio....................................................             0.75
Strategic Fixed Income Portfolio...........................................             0.50
Balanced Portfolio.........................................................             0.75
Growth and Income Portfolio................................................             0.70
Aggressive Growth Portfolio................................................             0.80
High Grade Fixed Income Portfolio..........................................             0.50

    Under separate contracts, Mitchell Hutchins pays GE Investment Management Incorporated, Pacific Investment Management Company and Nicholas Applegate Capital Management, to serve as the respective sub-advisers of the Global Growth Portfolio, the Strategic Fixed Income Portfolio and the Aggressive Growth Portfolio. Mitchell Hutchins (not the Portfolios) pays the sub-advisers a fee, computed daily and paid monthly, at an annual rate of 0.29%, 0.25% and 0.50%, respectively, of each Portfolio's average net assets. Prior to January 26, 1996, Provident Investment Counsel, Inc. served as the former Balanced Portfolio's sub-adviser pursuant to a sub-advisory contract with Mitchell Hutchins. Mitchell Hutchins (not the Portfolio) paid Provident Investment Counsel, Inc. a fee, computed daily and paid monthly, at an annual rate of 0.45% of the Portfolio's average net assets.

    During the year ended December 31, 1996, the Growth Portfolio, the Balanced Portfolio and the Growth and Income Portfolio paid $300, $1,320 and $852, respectively, in brokerage commissions to PaineWebber for transactions executed on behalf of these Portfolios.

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------------------------------------------------------------

SECURITIES LENDING

    Each Portfolio may lend up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolios will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolios receive compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Portfolio's lending agent is PaineWebber Global Security Lending, a wholly owned subsidiary of PaineWebber, who received no compensation from the Portfolios.

    As of December 31, 1996, the Growth Portfolio's custodian held cash and cash equivalents having an aggregate value of $1,829,000 as collateral for portfolio securities loaned having a market value of $1,757,188.

    As of December 31, 1996, the Global Growth Portfolio's custodian held cash and cash equivalents having an aggregate value of $326,000 as collateral for portfolio securities loaned having a market value of $310,410.

    As of December 31, 1996, the Aggressive Growth Portfolio's custodian held cash and cash equivalents having an aggregate value of $312,200 as collateral for portfolio securities loaned having a market value of $300,313.

INVESTMENTS IN SECURITIES

    For the year ended December 31, 1996, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                                                                   PURCHASES        SALES
                                                                 -------------  -------------
Growth Portfolio...............................................  $  21,202,250  $  28,537,874
Global Growth Portfolio........................................  $  11,307,338  $  16,874,010
Global Income Portfolio........................................  $  31,405,682  $  43,068,336
Strategic Fixed Income Portfolio...............................  $  38,121,542  $  43,197,622
Balanced Portfolio.............................................  $  79,514,492  $  75,169,024
Growth and Income Portfolio....................................  $  14,480,588  $  16,999,916
Aggressive Growth Portfolio....................................  $  22,017,773  $  23,650,400
High Grade Fixed Income Portfolio..............................  $  23,878,670  $  24,277,622

PaineWebber Series Trust
--------------------------------------------------------------------------------
------------------------------------------------------------

    At December 31, 1996, the components of net unrealized appreciation of investments were as follows:

                                                                                                         NET
                                                                           GROSS         GROSS       UNREALIZED
                                                                       APPRECIATION   DEPRECIATION  APPRECIATION
                                                                       -------------  ------------  -------------
Growth Portfolio.....................................................  $  15,323,017  $    463,658  $  14,859,359
Global Growth Portfolio..............................................  $   4,477,673  $  1,071,063  $   3,406,610
Global Income Portfolio..............................................  $     528,380  $    199,951  $     328,429
Strategic Fixed Income Portfolio.....................................  $     116,631  $     67,534  $      49,097
Balanced Portfolio...................................................  $   3,683,017  $    343,971  $   3,339,046
Growth and Income Portfolio..........................................  $   3,314,775  $    128,020  $   3,186,755
Aggressive Growth Portfolio..........................................  $   5,301,308  $    351,845  $   4,949,463
High Grade Fixed Income Portfolio....................................  $     132,766  $     50,191  $      82,575

    For federal income tax purposes, the cost of securities owned at December 31, 1996 was substantially the same as the cost of securities for financial statement purposes.

FEDERAL INCOME TAX STATUS

    Each of the Portfolios intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

    At December 31, 1996, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of any future net gains realized before the end of the fiscal years indicated below:

                                                                                          STRATEGIC   HIGH GRADE
                                                                   MONEY       GLOBAL       FIXED        FIXED
                                                                  MARKET       GROWTH       INCOME      INCOME
                                                                 PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                                 ---------  ------------  ----------  -----------
2002...........................................................  $  10,411       --           --       $  11,786
2003...........................................................     --      $  2,822,246      --          --
2004...........................................................     --           --       $  291,490      --
                                                                 ---------  ------------  ----------  -----------
                                                                 $  10,411  $  2,822,246  $  291,490   $  11,786
                                                                 ---------  ------------  ----------  -----------
                                                                 ---------  ------------  ----------  -----------

    To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

PaineWebber Series Trust
--------------------------------------------------------------------------------
------------------------------------------------------------

    At December 31, 1996, the effect of permanent "book/tax" reclassifications resulted in increases (decreases) to the components of net assets as follows:

                                                                                         ACCUMULATED
                                                                          ACCUMULATED        NET
                                                                              NET         REALIZED
                                                                          INVESTMENT        GAINS      BENEFICIAL
                                                                         INCOME (LOSS)    (LOSSES)      INTEREST
                                                                         -------------   -----------   ----------
Growth Portfolio.......................................................    $ 127,379      $(127,379)       --
Aggressive Growth Portfolio............................................    $ 145,600         --        $ (145,600)

WRITTEN OPTION ACTIVITY

    Written option activity for the year ended December 31, 1996 for the Strategic Fixed Income Portfolio was as follows:

                                                                AMOUNT OF
                                                    NUMBER OF   PREMIUMS
                                                     OPTIONS    RECEIVED
                                                    ---------   ---------
Options outstanding at December 31, 1995..........    --           --
Options written during the year...................      31      $  21,204
Options cancelled in closing purchase
  transactions....................................     (13)       (10,320)
Options expired prior to exercise.................     (18)       (10,884)
Options exercised.................................    --           --
                                                       ---      ---------
Options outstanding at December 31, 1996..........    --           --
                                                       ---      ---------
                                                       ---      ---------

PaineWebber Series Trust
--------------------------------------------------------------------------------
------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST

    At December 31, 1996, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                           FOR THE YEAR ENDED DECEMBER 31, 1996
                      --------------------------------------------------------------------------------------------------------------
                                                                       STRATEGIC                  GROWTH                  HIGH GRADE
                         MONEY                   GLOBAL      GLOBAL      FIXED                      AND      AGGRESSIVE     FIXED
                        MARKET      GROWTH       GROWTH      INCOME     INCOME      BALANCED      INCOME       GROWTH       INCOME
                       PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
                      -----------  ---------   ----------  ----------  ---------   -----------   ---------   ----------   ----------
Shares sold (1).....   10,397,169   297,187       186,725      97,475   174,852     1,266,095     273,166      171,441      170,053
Shares redeemed.....  (20,822,547) (883,234)     (692,316) (1,397,542) (633,097)   (1,000,938)   (353,815)    (311,017)    (322,275)
Reinvestment of
  dividends.........      732,906   230,902        --         305,777   210,338       216,699      13,293       46,676       57,354
                      -----------  ---------   ----------  ----------  ---------   -----------   ---------   ----------   ----------
Net increase
  (decrease) in
  shares
  outstanding.......   (9,692,472) (355,145)     (505,591)   (994,290) (247,907)      481,856     (67,356)     (92,900)     (94,868)
                      -----------  ---------   ----------  ----------  ---------   -----------   ---------   ----------   ----------
                      -----------  ---------   ----------  ----------  ---------   -----------   ---------   ----------   ----------

                                                           FOR THE YEAR ENDED DECEMBER 31, 1995
                      --------------------------------------------------------------------------------------------------------------
                                                                       STRATEGIC                  GROWTH                  HIGH GRADE
                         MONEY                   GLOBAL      GLOBAL      FIXED                      AND      AGGRESSIVE     FIXED
                        MARKET      GROWTH       GROWTH      INCOME     INCOME      BALANCED      INCOME       GROWTH       INCOME
                       PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
                      -----------  ---------   ----------  ----------  ---------   -----------   ---------   ----------   ----------
Shares sold.........   18,374,704   395,367       241,937     112,665   263,966       313,446     490,246      358,840      346,367
Shares redeemed.....  (22,800,127) (865,482)   (1,313,670) (1,885,539) (767,469)     (880,843)   (660,141)    (211,321)    (284,797)
Reinvestment of
  dividends.........    1,356,406   216,758       193,445     117,825   152,154       317,414      15,387          787       25,297
                      -----------  ---------   ----------  ----------  ---------   -----------   ---------   ----------   ----------
Net increase
  (decrease) in
  shares
  outstanding.......   (3,069,017) (253,357)     (878,288) (1,655,049) (351,349)     (249,983)   (154,508)     148,306       86,867
                      -----------  ---------   ----------  ----------  ---------   -----------   ---------   ----------   ----------
                      -----------  ---------   ----------  ----------  ---------   -----------   ---------   ----------   ----------

-----------------

(1) For the Balanced Portfolio, includes 1,198,513 shares issued in connection with the acquisition of the former Balanced Portfolio.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                  MONEY MARKET PORTFOLIO
                                                                   -----------------------------------------------------
                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                                   -----------------------------------------------------
                                                                     1996       1995       1994       1993       1992
                                                                   ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period.............................  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                                   ---------  ---------  ---------  ---------  ---------
Net investment income............................................       0.04       0.05       0.03       0.02       0.03
                                                                   ---------  ---------  ---------  ---------  ---------
Dividends from net investment income.............................      (0.04)     (0.05)     (0.03)     (0.02)     (0.03)
                                                                   ---------  ---------  ---------  ---------  ---------
Net asset value, end of period...................................  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                                   ---------  ---------  ---------  ---------  ---------
                                                                   ---------  ---------  ---------  ---------  ---------
Total investment return (1)......................................       4.32%      5.22%      3.43%      2.45%      3.00%
                                                                   ---------  ---------  ---------  ---------  ---------
                                                                   ---------  ---------  ---------  ---------  ---------
Ratios/Supplemental Data:
Net assets, end of period (000's)................................  $  12,287  $  21,974  $  25,042  $  15,468  $  19,383
Expenses to average net assets...................................       1.17%      0.79%      0.88%      0.86%      0.81%
Net investment income to average net assets......................       4.27%      5.23%      3.56%      2.43%      3.13%

---------------

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                     GROWTH PORTFOLIO
                                                                   -----------------------------------------------------
                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                                   -----------------------------------------------------
                                                                     1996       1995       1994       1993       1992
                                                                   ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period.............................  $   17.57  $   14.56  $   18.06  $   15.68  $   14.92
                                                                   ---------  ---------  ---------  ---------  ---------
Net investment income (loss).....................................      (0.06)      0.04       0.01       0.00       0.11
Net realized and unrealized gains (losses) from investments......       3.29       4.68      (2.13)      3.08       0.76
                                                                   ---------  ---------  ---------  ---------  ---------
Total income (loss) from investment operations...................       3.23       4.72      (2.12)      3.08       0.87
                                                                   ---------  ---------  ---------  ---------  ---------
Dividends from net investment income.............................     --          (0.08)     (0.01)    --          (0.11)
Distributions from net realized gains from investments...........      (3.32)     (1.63)     (1.37)     (0.70)    --
                                                                   ---------  ---------  ---------  ---------  ---------
Total dividends and distributions................................      (3.32)     (1.71)     (1.38)     (0.70)     (0.11)
                                                                   ---------  ---------  ---------  ---------  ---------
Net asset value, end of period...................................  $   17.48  $   17.57  $   14.56  $   18.06  $   15.68
                                                                   ---------  ---------  ---------  ---------  ---------
                                                                   ---------  ---------  ---------  ---------  ---------
Total investment return (1)......................................      18.70%     32.50%    (11.65)%     19.61%      5.83%
                                                                   ---------  ---------  ---------  ---------  ---------
                                                                   ---------  ---------  ---------  ---------  ---------
Ratios/Supplemental Data:
Net assets, end of period (000's)................................  $  36,357  $  42,784  $  39,135  $  51,696  $  46,479
Expenses to average net assets...................................      1.14%       1.02%      1.00%      0.92%      0.94%
Net investment income (loss) to average net assets...............      (0.29)%      0.23%      0.04%      0.00%      0.78%
Portfolio turnover...............................................        53%         41%        27%        35%        29%
Average commission rate paid per share of common stock
  investments purchased/sold (2).................................  $  0.0600     --         --         --         --

---------------

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

(2) Disclosure effective for fiscal years beginning on or after September 1, 1995.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                  GLOBAL GROWTH PORTFOLIO
                                                    ---------------------------------------------------
                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------
                                                     1996       1995       1994       1993       1992
                                                    -------    -------    -------    -------    -------
Net asset value, beginning of period..............  $ 12.00    $ 12.44    $ 14.97    $ 11.10    $ 12.06
                                                    -------    -------    -------    -------    -------
Net investment income (loss)......................     0.14       0.01      (0.03)      0.03       0.10
Net realized and unrealized gains (losses) from
  investments.....................................     1.68      (0.45)     (1.76)      4.42      (1.01)
                                                    -------    -------    -------    -------    -------
Total income (loss) from investment operations....     1.82      (0.44)     (1.79)      4.45      (0.91)
                                                    -------    -------    -------    -------    -------
Dividends from net investment income..............    (0.08)     --         (0.01)     --         (0.05)
Distributions from net realized gains from
  investments.....................................    --         --         (0.73)     (0.58)     --
                                                    -------    -------    -------    -------    -------
Total dividends and distributions.................    (0.08)      0.00      (0.74)     (0.58)     (0.05)
                                                    -------    -------    -------    -------    -------
Net asset value, end of period....................  $ 13.74    $ 12.00    $ 12.44    $ 14.97    $ 11.10
                                                    -------    -------    -------    -------    -------
                                                    -------    -------    -------    -------    -------
Total investment return (1).......................    15.14%     (3.54)%   (11.94)%    40.02%     (7.55)%
                                                    -------    -------    -------    -------    -------
                                                    -------    -------    -------    -------    -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $25,701    $28,507    $40,493    $38,035    $21,493
Expenses to average net assets....................     1.10%      1.96%      1.48%      1.40%      1.46%
Net investment income (loss) to average net
  assets..........................................     0.46%      0.10%     (0.13)%     0.38%      0.82%
Portfolio turnover................................       44%       157%       175%       267%       127%
Average commission rate paid per share of common
  stock investments purchased/sold (2)............  $0.0110      --         --         --         --

---------------

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

(2) Disclosure effective for fiscal years beginning on or after September 1, 1995.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                  GLOBAL INCOME PORTFOLIO
                                                    ---------------------------------------------------
                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------
                                                     1996       1995       1994       1993       1992
                                                    -------    -------    -------    -------    -------
Net asset value, beginning of period..............  $ 11.20    $ 10.88    $ 11.72    $ 11.17    $ 11.65
                                                    -------    -------    -------    -------    -------
Net investment income (loss)......................     0.87      (0.05)      0.97       0.96       0.80
Net realized and unrealized gains (losses) from
  investments.....................................    (0.13)      1.52      (1.60)      0.90      (0.65)
                                                    -------    -------    -------    -------    -------
Total income (loss) from investment operations....     0.74       1.47      (0.63)      1.86       0.15
                                                    -------    -------    -------    -------    -------
Dividends from net investment income..............    (0.79)     (1.15)     (0.21)     (0.94)     (0.56)
Distributions in excess of net investment
  income..........................................    --         --         --         (0.16)     --
Distributions from net realized gains from
  investments.....................................    (0.01)     --         --         (0.21)     (0.07)
                                                    -------    -------    -------    -------    -------
Total dividends and distributions.................    (0.80)     (1.15)     (0.21)     (1.31)     (0.63)
                                                    -------    -------    -------    -------    -------
Net asset value, end of period....................  $ 11.14    $ 11.20    $ 10.88    $ 11.72    $ 11.17
                                                    -------    -------    -------    -------    -------
                                                    -------    -------    -------    -------    -------
Total investment return (1).......................     6.62%     13.58%     (5.56)%    16.65%      1.29%
                                                    -------    -------    -------    -------    -------
                                                    -------    -------    -------    -------    -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $24,436    $35,700    $52,688    $64,610    $63,172
Expenses to average net assets....................     1.56%      1.19%      1.17%      0.98%      1.07%
Net investment income to average net assets.......     6.56%      7.21%      7.23%      7.47%      7.20%
Portfolio turnover................................      134%       160%        97%        69%        75%

---------------

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                             STRATEGIC FIXED INCOME PORTFOLIO
                                                    ---------------------------------------------------
                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------
                                                     1996       1995       1994       1993       1992
                                                    -------    -------    -------    -------    -------
Net asset value, beginning of period..............  $ 10.61    $ 10.34    $ 11.93    $ 11.58    $ 11.61
                                                    -------    -------    -------    -------    -------
Net investment income.............................     1.40       0.88       0.85       0.87       0.74
Net realized and unrealized gains (losses) from
  investments.....................................    (1.01)      1.03      (1.49)      0.48       0.05
                                                    -------    -------    -------    -------    -------
Total income (loss) from investment operations....     0.39       1.91      (0.64)      1.35       0.79
                                                    -------    -------    -------    -------    -------
Dividends from net investment income..............    (0.70)     (0.88)     (0.85)     (0.87)     (0.74)
Distributions from net realized gains from
  investments.....................................    (0.09)     (0.76)     (0.10)     (0.13)     (0.08)
                                                    -------    -------    -------    -------    -------
Total dividends and distributions.................    (0.79)     (1.64)     (0.95)     (1.00)     (0.82)
                                                    -------    -------    -------    -------    -------
Net asset value, end of period....................  $ 10.21    $ 10.61    $ 10.34    $ 11.93    $ 11.58
                                                    -------    -------    -------    -------    -------
                                                    -------    -------    -------    -------    -------
Total investment return (1).......................     3.79%     18.51%     (5.34)%    11.66%      6.76%
                                                    -------    -------    -------    -------    -------
                                                    -------    -------    -------    -------    -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $10,689    $13,741    $17,020    $22,354    $24,103
Expenses to average net assets....................     1.52%      0.99%      0.89%      0.79%      0.76%
Net investment income to average net assets.......     5.88%      6.35%      6.64%      6.13%      6.59%
Portfolio turnover................................      317%       234%        54%         8%        23%

---------------

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                    BALANCED PORTFOLIO*
                                                    ---------------------------------------------------
                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------
                                                     1996       1995       1994       1993       1992
                                                    -------    -------    -------    -------    -------
Net asset value, beginning of period..............  $ 10.70    $  9.54    $ 11.95    $ 11.63    $ 11.39
                                                    -------    -------    -------    -------    -------
Net investment income.............................     0.57       0.35       0.30       0.33       0.35
Net realized and unrealized gains (losses) from
  investments.....................................     1.21       1.88      (1.44)      1.48       0.24
                                                    -------    -------    -------    -------    -------
Total income (loss) from investment operations....     1.78       2.23      (1.14)      1.81       0.59
                                                    -------    -------    -------    -------    -------
Dividends from net investment income..............    (0.28)     (0.35)     (0.30)     (0.33)     (0.35)
Distributions from net realized gains from
  investments.....................................    (1.25)     (0.72)     (0.97)     (1.16)     --
                                                    -------    -------    -------    -------    -------
Total dividends and distributions.................    (1.53)     (1.07)     (1.27)     (1.49)     (0.35)
                                                    -------    -------    -------    -------    -------
Net asset value, end of period....................  $ 10.95    $ 10.70    $  9.54    $ 11.95    $ 11.63
                                                    -------    -------    -------    -------    -------
                                                    -------    -------    -------    -------    -------
Total investment return (1).......................    16.82%     23.27%     (9.59)%    15.76%      5.18%
                                                    -------    -------    -------    -------    -------
                                                    -------    -------    -------    -------    -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $29,224    $23,413    $23,263    $33,367    $38,583
Expenses to average net assets....................     1.24%      1.09%      1.03%      0.95%      0.93%
Net investment income to average net assets.......     2.29%      2.88%      2.30%      2.27%      3.11%
Portfolio turnover................................      235%       171%       112%        60%        31%
Average commission rate paid per share of common
  stock investments purchased/sold (2)............  $0.0616      --         --         --         --

---------------

* Prior to the close of business on January 26, 1996, the Balanced Portfolio was known as the Asset Allocation Portfolio.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

(2) Disclosure effective for fiscal years beginning on or after September 1, 1995.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                     GROWTH AND INCOME PORTFOLIO
                                                    -------------------------------------------------------------
                                                        FOR THE YEARS ENDED DECEMBER 31,         FOR THE PERIOD
                                                                                                JANUARY 2, 1992+
                                                    ----------------------------------------     TO DECEMBER 31,
                                                     1996       1995       1994       1993            1992
                                                    -------    -------    -------    -------    -----------------
Net asset value, beginning of period..............  $ 11.83    $  9.16    $  9.87    $ 10.26         $ 10.00
                                                    -------    -------    -------    -------         -------
Net investment income.............................     0.13       0.10       0.10       0.16            0.08
Net realized and unrealized gains (losses) from
  investments.....................................     2.46       2.70      (0.71)     (0.39)           0.26
                                                    -------    -------    -------    -------         -------
Total income (loss) from investment operations....     2.59       2.80      (0.61)     (0.23)           0.34
                                                    -------    -------    -------    -------         -------
Dividends from net investment income..............    (0.06)     (0.10)     (0.10)     (0.16)          (0.08)
Distributions from net realized gains from
  investments.....................................    (2.09)     (0.03)     --         --            --
                                                    -------    -------    -------    -------         -------
Total dividends and distributions.................    (2.15)     (0.13)     (0.10)     (0.16)          (0.08)
                                                    -------    -------    -------    -------         -------
Net asset value, end of period....................  $ 12.27    $ 11.83    $  9.16    $  9.87         $ 10.26
                                                    -------    -------    -------    -------         -------
                                                    -------    -------    -------    -------         -------
Total investment return (1).......................    22.12%     30.52%     (6.18)%    (2.26)%          3.40%
                                                    -------    -------    -------    -------         -------
                                                    -------    -------    -------    -------         -------
Ratios/Supplemental Data:
Net assets, end of period (000's).................  $14,520    $14,797    $12,872    $16,281         $20,037
Expenses to average net assets....................     1.58%      1.37%      1.35%      1.12%           1.29%*
Net investment income to average net assets.......     0.49%      0.94%      1.06%      1.37%           1.21%*
Portfolio turnover................................       99%       134%       150%        52%             14%
Average commission rate paid per share of common
  stock investments purchased/sold (2)............  $0.0598      --         --         --            --

---------------

 + Commencement of operations

 * Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year have not been annualized.

(2) Disclosure effective for fiscal years beginning on or after September 1, 1995.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                       AGGRESSIVE GROWTH PORTFOLIO
                                          -----------------------------------------------------
                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,                FOR THE PERIOD
                                          -----------------------------     NOVEMBER 2, 1993+
                                           1996       1995       1994      TO DECEMBER 31, 1993
                                          -------    -------    -------    --------------------
Net asset value, beginning of period....  $ 11.34    $  9.65    $  9.95           $10.00
                                          -------    -------    -------           ------
Net investment income (loss)............    (0.10)      0.03       0.01             0.01
Net realized and unrealized gains
  (losses) from investments.............     2.93       2.00      (0.30)           (0.05)
                                          -------    -------    -------           ------
Total income (loss) from investment
  operations............................     2.83       2.03      (0.29)           (0.04)
                                          -------    -------    -------           ------
Dividends from net investment income....    --         (0.02)     (0.01)           (0.01)
Distributions from net realized gains
  from investments......................    (1.08)     (0.32)     --            --
                                          -------    -------    -------           ------
Total dividends and distributions.......    (1.08)     (0.34)     (0.01)           (0.01)
                                          -------    -------    -------           ------
Net asset value, end of period..........  $ 13.09    $ 11.34    $  9.65           $ 9.95
                                          -------    -------    -------           ------
                                          -------    -------    -------           ------
Total investment return (1).............    25.23%     21.04%     (2.90)%          (0.36)%
                                          -------    -------    -------           ------
                                          -------    -------    -------           ------
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $19,167    $17,660    $13,600           $2,814
Expenses to average net assets**........     1.52%      1.29%      1.59%            0.00%
Net investment income (loss) to average
  net assets**..........................    (0.74)%     0.23%      0.07%            3.31%*
Portfolio turnover......................      115%       119%        90%               0%
Average commission rate paid per share
  of common stock investments
  purchased/sold (2)....................  $0.0593      --         --            --

---------------

 + Commencement of operations

 * Annualized

 ** During the period ended December 31, 1993, Mitchell Hutchins agreed to reimburse the Portfolio for all of its operating expenses and waived all of its advisory fees. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 12.28% and (8.97)%, respectively.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year have not been annualized.

(2) Disclosure effective for fiscal years beginning on or after September 1, 1995.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Financial Highlights
------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                  HIGH GRADE FIXED INCOME PORTFOLIO
                                          --------------------------------------------------
                                             FOR THE YEARS ENDED
                                                 DECEMBER 31,              FOR THE PERIOD
                                          --------------------------     NOVEMBER 8, 1993+
                                           1996      1995      1994     TO DECEMBER 31, 1993
                                          ------    ------    ------    --------------------
Net asset value, beginning of period....  $ 9.49    $ 8.71    $ 9.61           $10.00
                                          ------    ------    ------           ------
Net investment income...................    1.04      0.56      0.26             0.02
Net realized and unrealized gains
  (losses) from investments.............   (0.91)     0.79     (0.89)           (0.39)
                                          ------    ------    ------           ------
Total income (loss) from investment
  operations............................    0.13      1.35     (0.63)           (0.37)
                                          ------    ------    ------           ------
Dividends from net investment income....   (0.52)    (0.57)    (0.27)           (0.02)
                                          ------    ------    ------           ------
Net asset value, end of period..........  $ 9.10    $ 9.49    $ 8.71           $ 9.61
                                          ------    ------    ------           ------
                                          ------    ------    ------           ------
Total investment return (1).............    1.41%    15.44%    (6.56)%          (3.73)%
                                          ------    ------    ------           ------
                                          ------    ------    ------           ------
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $7,902    $9,147    $7,638           $1,480
Expenses to average net assets**........    1.62%     1.01%     1.56%            0.00%
Net investment income to average net
  assets**..............................    5.04%     5.56%     4.61%            3.90%*
Portfolio turnover......................     282%      136%       36%               0%

---------------

 + Commencement of operations

 * Annualized

 ** During the period ended December 31, 1993, Mitchell Hutchins agreed to reimburse the Portfolio for all of its operating expenses and waived all of its advisory fees. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 23.52% and (19.62)%, respectively.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year have not been annualized.

PaineWebber Series Trust
--------------------------------------------------------------------------------
Report of Ernst & Young LLP
Independent Auditors
------------------------------------------------------------

The Board of Trustees and Shareholders
PaineWebber Series Trust

    We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of PaineWebber Series Trust (comprising, respectively, the Money Market, Growth, Global Growth, Global Income, Strategic Fixed Income, Balanced, Growth and Income, Aggressive Growth and High Grade Fixed Income Portfolios) (the "Fund") as of December 31, 1996 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1996 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the PaineWebber Series Trust at December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                          [LOGO]

New York, New York
February 6, 1997

                                     [LOGO]

-C- 1997 PAINEWEBBER INCORPORATED
-REGISTERED TRADEMARK- REGISTERED TRADEMARK OF PAINEWEBBER INCORPORATED